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Exhibit 10.37
COLLABORATION AND LICENSE AGREEMENT
     THIS COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is made effective as of the 7th day of September, 2006 (the “Effective Date”) by and between GTx, Inc., a Delaware corporation having its principal place of business at 3 North Dunlap St., Memphis, Tennessee 38163 (“GTx”) each on behalf of itself and its Affiliates and Ipsen Limited, a company organized under the laws of England and Wales, with its principal place of business at 190 Bath Road, Slough SL1 3XE, United Kingdom (“Ipsen”), each on behalf of itself and its Affiliates. GTx and Ipsen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”, and references to “GTx” and “Ipsen” shall include their respective Affiliates.
RECITALS
     Whereas, Ipsen is a multinational healthcare company with research, development and marketing activities, which desires to obtain additional potential drug products for the prevention of prostate cancer, the treatment of complications arising from androgen deprivation therapy for advanced prostate cancer, and other possible indications;
     Whereas, GTx is a men’s health biotech company, which is developing certain compounds to prevent prostate cancer and treat complications arising from androgen deprivation therapy, including Acapodene®;
     Whereas, GTx is conducting two clinical studies of Acapodene® for two separate indications in the United States (“US”) under special protocol assessments (“SPA”) with the US Food and Drug Administration: (a) a Phase III clinical trial of a 20 mg dose of Acapodene for the prevention of prostate cancer in men with high grade prostatic intraepithelial neoplasia (the “PIN Trial”), and (b) a Phase III clinical trial of a 80 mg dose of Acapodene for the prevention of bone fractures and serious side effects of androgen deprivation therapy in men with prostate cancer (the “ADT Trial”);
     Whereas, GTx is the exclusive licensee of the compound, Toremifene, the active ingredient of Acapodene, from Orion Corporation, a Finnish pharmaceutical company (“Orion”), and the exclusive licensee from the University of Tennessee Research Foundation (“UTRF”) of certain methods of use patents and patent applications claiming or covering Toremifene and other selective estrogen receptor modulators for the treatment of high grade prostatic intraepithelial neoplasia and the prevention of prostate cancer; and
     Whereas, GTx desires to exclusively sublicense to Ipsen, and Ipsen desires to exclusively sublicense from GTx, rights under GTx’s license agreements from Orion and UTRF

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1.

to Acapodene for all human uses within the European Union (and certain other countries) except for the treatment and prevention of breast cancer, in accordance with the terms and provisions of this Agreement.
     Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS
     The following terms shall have the following meanings as used in this Agreement:
     1.1 “Active Ingredient” means the material(s) in a pharmaceutical product which provide its pharmacological activity (excluding formulation components such as coatings, stabilizers or controlled release technologies).
     1.2 “ADT” means androgen deprivation therapy.
     1.3 “ADT Indication” means the treatment or prevention of the side effects of ADT in men with prostate cancer.
     1.4 “ADT Trial” shall have the meaning set forth in the Recitals.
     1.5 “Affiliate” means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with GTx or Ipsen, as applicable. For the purposes of this Section 1.5, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Party, shall mean the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.
     1.6 “Agreement” shall have the meaning set forth in page one.
     1.7 “Bundled Product” means any combination of a Licensed Product and another pharmaceutical product that is not a Licensed Product where such products are not formulated together but are sold together for a single invoiced price.
     1.8 “Business Day” means a day on which banking institutions in New York (USA) and London (United Kingdom) are open for business.
     1.9 “Clinical Studies” means human studies designed to measure the Safety, efficacy, tolerability, pharmacokinetics and appropriate dosage of a Licensed Product. Clinical Studies shall include, without limitation: (a) the PIN Trial and the ADT Trial ; (b) any other clinical studies that GTx determines is necessary or useful to conduct in the GTx Territory for the Initial Products to achieve or maintain Regulatory Approvals in the ADT Indication or the

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2.

PIN Indication, including a Phase IIIB Clinical Trial and/or Phase IV Clinical Trial, as defined herein; or (c) any clinical studies that Ipsen determines is necessary or useful to conduct in the European Territory for the Initial Products to achieve or maintain Regulatory Approvals in the ADT Indication or the PIN Indication.
     1.10 “Combination Product” means any pharmaceutical product that consists of a Licensed Product that also contains another Active Ingredient that is not Toremifene.
     1.11 “Commercialization Activities” means activities relating to the marketing and sale of a Licensed Product.
     1.12 “Competing Product” shall mean [ * ].
     1.13 “Confidential Information” shall have the meaning set forth in Section 8.1 of this Agreement.
     1.14 “Control” or “Controlled” means the possession by a Party of the right to grant a license or sublicense to intangible property rights (including patent rights, know-how and/or trade secret information), and the right to provide access to or cross-reference to regulatory filings or other data or information, or the terms of any pre-existing agreement or other arrangement with any Third Party. “Control” expressly includes the right of ownership, in whole or in part, unless the Party having such right is restricted by contract or under law from granting such a license, access or right to reference.
     1.15 “Cost of Goods Sold” or “COGS” means the sum of (a) the Supply Price, (b) all payments made by Ipsen to Third Party contract manufacturer(s) for supply and delivery to Ipsen of fully packaged and labeled Licensed Products and/or any direct costs incurred internally by Ipsen for the packaging and labeling of the Licensed Products, (c) Royalty Payments to GTx for such Licensed Products, (d) Third Party royalty payments, and (e) any other customary and reasonable overhead costs actually incurred in, and reasonably allocable to, the procurement of Licensed Product, including: import and export duties; applicable taxes assessed on the purchase of such material; port fees and storage fees; shipping and handling; quality control; and quality assurance. The methodology for calculating Cost of Goods Sold shall be consistent with Ipsen’s accounting policies and procedures for other products and shall be consistent from year-to-year.
     1.16 “Cover” shall mean with respect to Patents that, but for a license granted to a Party under such Patents, the manufacture, use, offer for sale, sale or importation of such product would infringe a Valid Claim.
     1.17 “Data and Market Protection” means, as to a given country, for the Licensed Product and a given time period, that (a) no Third Party has the right to cross-reference the data generated for the obtaining of the Regulatory Approval of a Licensed Product in a given Indication in order to obtain a Regulatory Approval for a Generic and (b) no Third Party has the right to commercialize a Generic in a given Indication in such country.
     1.18 “Developing Party” shall have the meaning ascribed to it in Section 4.3(c)(i) of this Agreement.

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3.

     1.19 “Dominating Patent” means an unexpired patent of a Third Party which has not been invalidated by a court or other governmental agency of competent jurisdiction and which would be infringed by the use, manufacture, sale or import of the Licensed Product under this Agreement.
     1.20 “Drug Approval Application” means an application for Regulatory Approval required before commercial sale or use of a product as a drug in a regulatory jurisdiction.
     1.21 “Effective Date” shall have the meaning set forth on page one of this Agreement.
     1.22 “Election” and “Election Fee” shall have the meaning set forth in Section 4.2(e) of this Agreement.
     1.23 “EMEA” means the European Medicines Agency or any successor thereto.
     1.24 “EU” means the European Union and shall include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, United Kingdom, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, Slovenia, and any such other country or territory that may become part of the European Union after the Effective Date.
     1.25 “European Territory” means the EU, Switzerland, Norway, Iceland and Lichtenstein and the Commonwealth of Independent States (which for purposes hereof means Russia, Belarus, Ukraine, Moldova, Kazakhstan, Azerbaijan, Armenia, Kyrgyzstan, Uzbekistan, Tajikistan and Georgia).
     1.26 “Executive Officers” means the Chief Executive Officer of GTx (or another senior officer of GTx designated by GTx’s Chief Executive Officer) and the Chief Executive Officer of Ipsen (or another senior officer of Ipsen designated by the Chief Executive Officer of Ipsen).
     1.27 “Fareston” means the Orion drug product, containing Toremifene as the Active Ingredient, that is promoted in the US under the brand name “Fareston” by GTx, and in the rest of the world by Orion or its Affiliates, sublicensees and distributors for the treatment and prevention of advanced breast cancer.
     1.28 “FDA” means the United States Food and Drug Administration or any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States of America.
     1.29 “FDC Act” means the Federal Food, Drug and Cosmetic Act, as amended from time to time.
     1.30 “FTE” means the equivalent of the work of one (1) employee full time for one (1) calendar year (consisting of at least a total of [ * ] of work pursuant to the development activities with respect to Licensed Products. Any employee who devotes less than [ * ] shall be

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4.

treated as an FTE on a pro-rata basis calculated by dividing the actual number of hours worked during such calendar year by [ * ].
     1.31 “FTE Cost” means the cost to GTx of its scientific, technical, regulatory or clinical personnel directly dedicated to the execution of the development activities (excluding administrative personnel), and shall be calculated by multiplying the FTE Rate by the number of FTEs.
     1.32 “FTE Rate” means, as of the Effective Date, [ * ] per FTE. Such rate shall be adjusted annually to reflect the total percentage increase in the U.S. Consumer Price Index for the time period from the Effective Date until the time at which such index was recalculated at the time of adjustment (with the first adjustment to occur [ * ], with subsequent adjustments on each anniversary thereof). For clarity, said rate includes charges for standard and/or existing lab supplies and equipment and customary business expenses such as insurance.
     1.33 “Generic” means any pharmaceutical product sold by a Third Party, not authorized by Ipsen, an Affiliate or sublicensee, that contains Toremifene as an Active Ingredient and which can be substituted by the prescriber or dispenser for the Licensed Product for use in the Indications.
     1.34 “GTx Initial Development” means Initial Development by GTx of the Initial Products for the ADT and PIN Indications in the GTx Territory.
     1.35 “GTx Initial Development Budget” and “GTx Initial Development Plan” shall have the meaning ascribed to it in Section 4.2 (a)(i) of this Agreement.
     1.36 “GTx Invention” means any Invention made solely by GTx as from the Effective Date including a GTx Product Improvement.
     1.37 “GTx Know-how” means Information which is within the Control of GTx and is reasonably necessary for the development, import, offer for sale, use or sale of the Licensed Products in the Indications within the European Territory. GTx Know-how shall include Information obtained by GTx under the GTx Licenses, GTx Inventions, GTx Product Improvements, and GTx’s interest in any Joint Inventions. Notwithstanding anything herein to the contrary, GTx Know-how shall exclude GTx Patents.
     1.38 “GTx Licenses” means the Orion License and the UTRF License.
     1.39 “GTx Patent” means all Patents Controlled by GTx in the European Territory which Cover the Licensed Products. A list of the GTx Patents identified as of the Effective Date is attached hereto as Exhibit A. GTx Patents include without limitation GTx’s interest in any Joint Patents and Patents relating to GTx Inventions.
     1.40 “GTx Product Improvement” means any Product Improvement Controlled by GTx as from the Effective Date.
     1.41 “GTx Territory” means the United States and all other parts of the world, except the European Territory.

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5.

     1.42 “IND” shall mean (a) an Investigational New Drug Application as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder by the FDA, or (b) the equivalent application to the equivalent agency in any other country or group of countries, the filing of which is necessary to commence clinical testing of a pharmaceutical product in humans in a particular jurisdiction.
     1.43 “Indication” means any disease or condition in humans, except the treatment and prevention of breast cancer. The Parties expressly acknowledge that the use of Licensed Products for any disease or condition in animals is excluded from the scope of this Agreement.
     1.44 “Information” means techniques and data relating to Toremifene, Initial Products or Licensed Products including (but not limited to) inventions, practices, methods, knowledge, know-how, skill, experience, test data including Pre-Clinical Studies and Clinical Studies test data, analytical and quality control data, statistical analyzing plan (SAP), marketing, pricing, distribution, cost, sales data or descriptions, and compounds, compositions of matter, assays and biological materials related thereto.
     1.45 “Initial Development” means activities relating to obtaining Regulatory Approval of the Initial Products in the ADT Indication and the PIN Indication, in each of GTx’s and Ipsen’s respective territories. Initial Development includes, but is not limited to, Pre-Clinical Studies, Clinical Studies and regulatory affairs activities.
     1.46 “Initial Development Expenses” means the expenses incurred by a Party or for its account by a Third Party which are consistent with a Initial Development Plan and Initial Development Budget and are incurred in connection with Pre-Clinical and Clinical Studies (whether conducted internally or by a Third Party, individual investigators or consultants, including Phase IIIB Clinical Trials), toxicological, pharmacological, pharmacokinetic, metabolic, analytical, formulation, chemical studies, and qualification and validation batches of product, as required by the Regulatory Authorities for the purpose of obtaining Regulatory Approval of the Initial Product, and costs (and related fees) for preparing, submitting, reviewing or developing data or information for the purpose of submission to a Regulatory Agency to obtain and/or maintain Regulatory Approval of the Initial Product in the PIN and the ADT Indication.
     1.47 “Initial Development Plan” shall mean either Ipsen Initial Development Plan or GTx Initial Development Plan.
     1.48 “Initial Election Period” shall have the meaning ascribed to it in Section 4.2(e)(iii) of this Agreement.
     1.49 “Initial Products” means the Licensed Products currently being studied in the PIN Trial and the ADT Trial under the appropriate dosages.
     1.50 “Invention” means any invention relating to Toremifene or Licensed Product (whether patentable or not and including but not limited to Know-How) including without

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6.

limitation a Product Improvement made by the Parties after the Effective Date during the course of, in furtherance of, and as a direct result of the activities of the Parties hereunder.
     1.51 “Ipsen Initial Development” means all Initial Development by Ipsen of the Initial Products for purposes of obtaining Regulatory Approval within the European Territory for the ADT Indication and the PIN Indication.
     1.52 “Ipsen Initial Development Plan” shall have the meaning ascribed to it in Section 4.2 (a)(ii) of this Agreement
     1.53 “Ipsen Invention” shall mean any Invention made solely by Ipsen as from the Effective Date including an Ipsen Product Improvement which development, manufacture, import, sale and use is Covered by a Valid Claim of GTx Patents.
     1.54 “Ipsen Know-how” means Information relating to the Licensed Product, including Ipsen Inventions, Ipsen Product Improvement and Ipsen’s interest in Joint Inventions which is within the Control of Ipsen and which is reasonably necessary for the development, import, offer for sale, use or sale of the Licensed Products in the Indications within the GTx Territory.
     1.55 “Ipsen Patents” means any Patents relating to an Ipsen Invention which Patents are owned or Controlled by Ipsen. Ipsen Patents shall include Ipsen’s interest in Joint Patents.
     1.56 “Ipsen Product Improvement” means a Product Improvement Controlled by Ipsen as from the Effective Date and which development, manufacture, import, sale and use are Covered by a Valid Claim of GTx Patents.
     1.57 “Joint ADT Initial Development Expenses” shall have the meaning set forth in Section 4.2(f)(iii) of this Agreement.
     1.58 “Joint Development Committee” or “JDC” means the committee established pursuant to Article II of this Agreement.
     1.59 “Joint Initial Development Expenses” means Initial Development Expenses incurred by GTx [ * ] relating to the Initial Development of the Initial Products in the ADT Indication and the PIN Indication; provided however, that (a) such Joint Initial Development Expenses shall only include Initial Development Expenses incurred in connection with Initial Development activities which are required for or conducted taking into consideration potential requirements for (i) the Initial Development of Initial Products in the ADT Indication and the PIN Indication (subject to Ipsen’s Election pursuant to Section 4.2(e)(i) of this Agreement) within the European Territory or (ii) the obtaining of Regulatory Approvals for the Initial Products in the ADT Indication and the PIN Indication (subject to Ipsen’s Election pursuant to Section 4.2(e)(i) of this Agreement) in the European Territory or (iii) the maintenance of Regulatory Approvals for the Initial Products in the ADT Indication and the PIN Indication (subject to Ipsen’s Election pursuant to Section 4.2(e)(i) of this Agreement) in the European Territory, and (b) such Joint Initial Development Expenses are included in the GTX Initial Development Budget. Such Joint Initial Development Expenses shall include [ * ].

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7.

     1.60 “Joint Invention” means any Invention made by the Parties in the course of the Initial Development pursuant to Section 4.2(g) of this Agreement and/or a Joint Subsequent Development pursuant to Section 4.3 (b)(v) of this Agreement.
     1.61 “Joint Patent” shall mean any Patent Covering a Joint Invention.
     1.62 “Joint PIN Initial Development Expenses” shall have the meaning set forth in Section 4.2(f)(iii) of this Agreement.
     1.63 “Joint Subsequent Development” shall have the meaning ascribed to it in Section 4.3(a) of this Agreement.
     1.64 “Joint Subsequent Development Budget”, “Joint Subsequent Development Costs”, “Joint Subsequent Development Plan” shall have the meaning ascribed to it in Section 4.3(b) of this Agreement.
     1.65 “Launch Date” means the date of the first offer for commercial sale, following Regulatory Approval of a Licensed Product within the European Territory. [ * ].
     1.66 “Licensed Product” means a drug product containing Toremifene as an Active Ingredient for use in humans for all Indications, in a form suitable for sale to an end user, and/or for use in conducting Pre-Clinical Studies and Clinical Studies. Licensed Product shall include, without limitation, all doses of the Initial Products and any Product Improvement.
     1.67 “Licensed Trademark” means trademarks Controlled by GTx licensed hereunder to Ipsen pertaining to the Initial Products and which are listed in Appendix B.
     1.68 “List Price” shall mean Ex-manufacturer IMS-MIDAS price list on a per milligram basis.
     1.69 “Major Country” means any of the following countries: the United Kingdom, France, Germany, Spain and Italy.
     1.70 “Marketing and Sales Committee” shall have the meaning set forth in Section 6.2 of this Agreement.
     1.71 “Marketing and Sales Plan” shall have the meaning set forth in Section 6.3 of this Agreement.
     1.72 “Milestone Event” shall have the meaning set forth in Section 3.2 of this Agreement.
     1.73 “NDA” shall mean New Drug Application (as that term is used in Title 21 of the United States Code of Federal Regulations) or any foreign equivalent filed with a Regulatory Agency to market and sell any product for a particular indication.
     1.74 “Net Sales” means, consistent with, in the European Territory, Ipsen’s worldwide

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8.

accounting policies and procedures, and in each such case as consistently applied across the Ipsen pharmaceutical product line, the gross sales invoiced by Ipsen, its Affiliates, and sub-licensees to Third Parties for Licensed Product in the European Territory, less:
          (a) credits and allowances or adjustments granted to customers on account of rejections, recalls or returns of Licensed Product previously sold;
          (b) any customary and reasonable trade and cash discounts, rebates, including government rebates, granted in connection with sale of Licensed Product to such customers;
          (c) sales, tariff duties and/or use taxes directly imposed and with reference to particular sales; and
          (d) outbound transportation prepaid or allowed, amounts allowed or credited on returns, export licenses, import duties, value added tax, and prepaid freight.
Sales of Licensed Product by and between Ipsen and its Affiliates, sublicensees are not sales to Third Parties and shall be excluded from Net Sales calculations for all purposes. Sales of Licensed Product for use in conducting clinical trials of Licensed Product candidates in a country within the European Territory in order to obtain applicable Regulatory Approval of the Licensed Product in the European Territory shall be excluded from Net Sales calculations for all purposes.
“Net Sales” of a Bundled Product. In the event Licensed Product is sold as part of a Bundled Product in a country within the European Territory, the Net Sales of the Licensed Product, for the purposes of determining payments based on Net Sales, shall be determined by multiplying the Net Sales of the Bundled Product in such country, during the applicable Net Sales reporting period, by the fraction, A/(A+B), where:
A is the average sale price of the Licensed Product by Ipsen (i.e. Net Sales divided by units sold), its Affiliates or sublicensees when sold separately in finished form in such country and B is the average sale price by Ipsen, its Affiliates or sublicensees of the other product(s) included in the Bundled Product when sold separately in finished form in such country, in each case during the applicable Net Sales reporting period.
In the event the Licensed Product is sold as part of a Bundled Product and is sold separately in finished form in such country, but the other product(s) included in the Bundled Product are not sold separately in finished form in such country, the Net Sales of the Licensed Product, for the purposes of determining payments based on Net Sales, shall be determined by multiplying the Net Sales of the Bundled Product in such country by the fraction C/D where:
C is the average sale price, in such country, of the Licensed Product contained in such Bundled Product when sold separately and D is the average sale price, in such country, for the Bundled Product, in each case during the applicable Net Sales reporting period.
In the event that the Licensed Product is not sold separately in finished form in the country, but all of the other product(s) included in the Bundled Product in such country are sold separately, the Net Sales of the Licensed Product, for the purposes of determining payments based on Net

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9.

Sales, shall be determined by multiplying the Net Sales of the Bundled Product in such country by the fraction (D-E)/D, where:
D is the average sale price, in such country, of the Bundled Product, and E is the average sale price of the other product(s) included in the Bundled Product in finished form in such country, in each case during the applicable Net Sales reporting period.
In the event that the Net Sales of the Licensed Product when included in a Bundled Product cannot be determined using the methods above, Net Sales for the purposes of determining payments based on Net Sales shall be calculated by multiplying the Net Sales of the Bundled Product by the fraction of F/(F+G) where:
F is the fair market value of the Licensed Product and G is the Fair Market Value of all other pharmaceutical product(s) included in the Bundled Product, as reasonably determined in good faith by the Parties. For the purposes of this Section 1.74, “Fair Market Value” shall mean the cash consideration that a willing seller would realize from an unaffiliated, unrelated and willing buyer in an arms’ length sale of an identical item sold in the same quantity and at the same time and place of the transaction.
     1.75 “Opt-in” shall have the meaning set forth in Section 4.3(c)(i) of this Agreement.
     1.76 “Opt-in Information” shall have the meaning set forth in Section 4.3(c)(ii) of this Agreement.
     1.77 “Opt-in Party”, “Opt-in Payment”, “Opt-in Period”, “Opt-in Period 1”, “Opt-in Period 2”, “Opt-in Period 3”, “Opt-in Period 4”, “Opt-in Period 5”, “Opt-in Notification” , and “Opt-in Payment” shall have the meaning set forth in Section 4.3(c)(iii) of this Agreement.
     1.78 “Opt-out Party” shall have the meaning set forth in Section 4.3(b)(iv) of this Agreement.
     1.79 “Non-Developing Party” shall have the meaning set forth in Section 4.3(c)(i) of this Agreement.
     1.80 “Orion” shall have the meaning set forth in the Recitals.
     1.81 “Orion License” means the Amended and Restated License and Supply Agreement dated January 1, 2005 by and between GTx and Orion, as the same may be amended from time to time.
     1.82 “Past Initial Development Expenses” shall have the meaning ascribed to it in Section 4.2(e)(iii) of this Agreement.
     1.83 “Patent” means (a) United States patents, re-examinations, reissues, renewals, extensions and term restorations, supplemental protection certificates, and foreign counterparts thereof, and (b) pending applications for United States patents, including, without limitation,

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10.

provisional applications, continuations, continuations-in-part, divisional and substitute applications, including, without limitation, inventors’ certificates, and (c) foreign counterparts of any of the foregoing.
     1.84 “Patent Expenses” means the fees, expenses and disbursements of outside counsel, and payments to Third Party agents, incurred in connection with the preparation, filing, prosecution and maintenance of GTx Patents, Joint Patents or Ipsen Patents including the costs of Patent interference and opposition proceedings but excluding the costs of any other Patent enforcement proceedings.
     1.85 “Phase III Clinical Trial(s)” means that portion of the clinical development program which provides for continued trials of a Licensed Product on sufficient numbers of patients to establish the Safety and efficacy of a Licensed Product and generate pharmaco-economic data to support Regulatory Approval in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(c).
     1.86 “Phase IIIB Clinical Trial(s)” means product support clinical trials of a Licensed Product, which is not required for receipt of initial Regulatory Approval but which may be useful in providing additional drug profile data or expansion of the Licensed Product’s label claim. Phase IIIB Clinical Trials shall include GTx’s one year extension trial of an 80 mg dose of Initial Products for the ADT Indication.
     1.87 “Phase IV Clinical Trial(s)” means product support clinical trials, including but not limited to trials for new drug delivery systems, of a Licensed Product with an approved label claim that is commenced after receipt of Regulatory Approval in the country where such trial is being conducted.
     1.88 “PIN” means high grade prostatic intraepithelial neoplasia.
     1.89 “PIN Indication” means the prevention of prostate cancer in men with PIN.
     1.90 “PIN Trial” shall have the meaning set forth in the Recitals.
     1.91 “Pre-Clinical Studies” means studies of a Licensed Product in animals other than humans, including those studies conducted in whole animals and other test systems, designed to determine the pharmacology, toxicity, absorption, distribution, metabolism, excretion, and immunology of an Active Ingredient.
     1.92 “Pre Opt-in Development Costs” shall have the meaning set forth in Section 4.3(c)(ii) of this Agreement.
     1.93 “Pricing and Reimbursement Approval” means the pricing and reimbursement approval for the Licensed Product from the Relevant Agency, as required.
     1.94 “Primary Endpoint” means each of the primary efficacy endpoints within the PIN Trial and ADT Trial, respectively, as set forth in the respective SPA approved by the FDA for each such trial and the protocol for each such trial encompassed within each such SPA.

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11.

Primary Endpoints for each of the PIN Trial and ADT Trial are set forth in Exhibit C.
     1.95 “Product Improvement” shall mean [ * ].
     1.96 “Regulatory Agency” means any governmental authority, including without limitation the FDA or EMEA and the European Commission, with responsibility for granting any licenses or Regulatory Approvals or granting pricing and/or reimbursement approvals necessary for the marketing and sale of a Licensed Product in any country or group of countries.
     1.97 “Regulatory Approval” means any approvals by a Regulatory Agency (with the exception of conditional approvals) that are necessary for the commercial manufacture, use, storage, importation, export, transport or sale of Licensed Products in a regulatory jurisdiction.
     1.98 “Royalty Payment” shall have the meaning set forth in Section 3.4 of this Agreement.
     1.99 “Royalty Reduction” and “Royalty Reduction Cap” shall have the meaning set forth in Section 3.4 of this Agreement.
     1.100 “Royalty Term” shall have the meaning set forth in Section 3.8 of this Agreement.
     1.101 “Safety” means the absence of adverse experiences associated with the administration of a drug to a patient that are significant, serious or life threatening to the patient or demonstrate significant toxicological effect(s) of such drug on one or more body tissues that are not balanced by a countervailing benefit to the patient. The Safety of a product will be determined in view of the risk to benefit relationship of such product in the relevant patient population.
     1.102 “SERM” means selective estrogen receptor modulator other than Toremifene.
     1.103 “Sole Subsequent Development” shall have the meaning set forth in Section 4.3(a) of this Agreement.
     1.104 “SPA” shall have the meaning set for in the Recitals.
     1.105 “Subsequent Development” shall have the meaning set forth in Section 4.3(a) of this Agreement.
     1.106 “Supply Price” shall refer to the “PIN Supply Price” and the “ADT Supply Price” described in Section 3.4 of this Agreement.
     1.107 “Tax” shall have the meaning set forth in Section 3.12(c) of this Agreement.
     1.108 “Third Party” means any entity other than GTx or Ipsen, or any of their respective Affiliates.

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     1.109 “Third Party License” have the meaning set forth in Section 4.3(b)(ii) of this Agreement.
     1.110 “Toremifene” shall mean [ * ].
     1.111 “UTRF” shall have the meaning set forth in the Recitals.
     1.112 “UTRF License” means the Amended and Restated Exclusive License Agreement dated July 24, 1998, by and between GTx and UTRF (formerly known as the University of Tennessee Research Corporation) exclusively licensing to GTx all UTRF know-how and Patents pertaining to methods of using Toremifene for the PIN Indication, as the same may be amended from time to time
     1.113 “Valid Patent Claim” means an unexpired claim (a) of any issued Patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) of any patent application that has not been cancelled, withdrawn or abandoned or been pending more than seven (7) years.
     1.114 “Withholding Royalty Payments” shall have the meaning set forth in Section 3.9 of this Agreement.
ARTICLE II
JOINT DEVELOPMENT COMMITTEE
     2.1 Formation of JDC. Promptly after the Effective Date, GTx and Ipsen shall form a Joint Development Committee (“JDC”) comprised of equal numbers of reasonably qualified representatives of each Party (not to exceed three (3) representatives of each Party) who have expertise in the clinical development, registration and commercialization of pharmaceutical products, with one such person assigned by each Party as such Party’s co-chair (each, a “Co-Chair”). Either Party may designate a substitute for a committee member to participate in the event one of that Party’s regular committee members is unable to be present at a meeting. The formation of the JDC as well as its responsibilities may be amended from time to time by mutual agreement of the Parties.
     2.2 Meetings. Meetings of each of the JDC may be called by either Party on [ * ] written notice to the other unless such notice is waived by the Parties. Such committees may be convened, polled or consulted from time to time by means of telecommunication, video communication, or correspondence. Notwithstanding the foregoing, the JDC will meet at least quarterly, with face-to-face meetings being required at least twice a year at alternating sites to be designated by GTx and Ipsen, and the other meetings being conducted face-to-face or through teleconference or video conference, as agreed upon by the JDC. With the prior consent of the

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other Party’s Co-Chair (such consent not to be unreasonably withheld or delayed), each Party may invite non-members to participate in the discussions and meetings of the JDC, provided that such participants shall have no vote and shall be subject to the confidentiality provisions set forth in Article IX.
     2.3 Agendas. Each Party will disclose to the other proposed agenda items for discussion, along with appropriate related Information, at least [ * ] in advance of each meeting of the JDC.
     2.4 Responsibilities of the JDC.
          (a) The JDC will facilitate communications between the Parties regarding each of the Parties’ development of Licensed Products in each of their respective territories (e.g., GTx’s development of Licensed Products in the GTx Territory, and Ipsen’s development of Licensed Products in the European Territory).
          (b) Ipsen shall present to the JDC within [ * ] of the Effective Date the Ipsen Initial Development Plan that relates to the Ipsen Initial Development in the European Territory through 2007 with such level of detail as is necessary and appropriate for all JDC members to fully understand such Ipsen Initial Development Plan.
          (c) For each calendar year subsequent to 2007, a revised annual Initial Development Plan and Initial Development Budget for GTx Initial Development in the GTx Territory and a revised Ipsen Initial Development Plan in the European Territory will be prepared by the appropriate Parties and submitted to the JDC before [ * ] of the calendar year proceeding the calendar year for which the revised Initial Development Plans and the revised Initial Development Budget applies.
          (d) The JDC will review, discuss and comment on the Initial Development Plans and Initial Development Budget. GTx and Ipsen will each update the JDC periodically, but at least quarterly, of all of their respective material Initial Development activities.
          (e) The JDC will review, comment on, and provide recommendations on any Subsequent Development of Product Improvements under the terms set forth in Section 4.3.
          (f) All recommendations by the JDC that relate to either GTx Initial Development or Ipsen Initial Development shall be made [ * ], after an open and informed discussion of the matters as to which decisions are being made, including, but not limited to those matters relating to each such Initial Development Plan and Initial Development Budget. If the JDC is unable to make a [ * ] decision on such matters, the matter will be referred to the Executive Officers of GTx and Ipsen. If such officers do not reach agreement on such matter within [ * ] after it is referred to them, then the decision of [ * ] on matters pertaining to [ * ] (except those related to (i) Initial Development activities conducted by [ * ] which are supportive of the [ * ] and (ii) Joint Initial Development Expenses related thereto) and the decision of [ * ] on matters pertaining to [ * ] will be final and determinative, so long as such

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decision does not contradict or modify the terms of this Agreement. Notwithstanding the preceding sentence, (i) any decision relating to Joint Initial Development Expenses shall require the mutual consent of both Parties and (ii) both Parties agree that before they undertake any Initial Development activities that can materially affect the Initial Development activities of the other Party (including, in particular, Initial Development activities conducted by GTx which are supportive of the Initial Development activities of Ipsen for the European Territory), the Party desiring to conduct such Initial Development activities shall take into account any reasonable suggestion of the other Party. In the event the Parties (through the JDC, or, their Executive Officers) do not reach agreement on matters relating to [ * ], Ipsen shall have the right not to fund its share of such Joint Initial Development Expenses which GTx shall have the right to undertake. In the event that Ipsen later decides that it wishes to have access to and use the data from such Initial Development activities that Ipsen refused to fund pursuant to its right above, Ipsen shall reimburse GTx [ * ] of Initial Development Expenses pertaining to such Initial Development activities.
     2.5 Subcommittees of the JDC. The JDC will have the power to form subcommittees with equal (unless otherwise agreed in writing) and appropriate representation from GTx and Ipsen.
ARTICLE III
LICENSING FEES; MILESTONE PAYMENTS; ROYALTIES; REPORTING
     3.1 License Fee, Initial Development Expenses, and Election Fee.
          (a) License Fee. As partial consideration for the rights granted by GTx pursuant to this Agreement, Ipsen shall pay to GTx a non-refundable, non-creditable license fee of [ * ] (the “License Fee”) as follows: (i) [ * ] of such License Fee shall be paid to GTx within [ * ] after the Effective Date of this Agreement; and (ii) the remaining 1.5 Million Euro amount of the License Fee shall be paid in three (3) equal installments of 500,000 Euros each on the 1st, 2nd and 3rd anniversary dates of the Effective Date of the Agreement.
          (b) Initial Products Development Expenses Reimbursement. Within [ * ] after the Effective Date, Ipsen shall pay to GTx a non-refundable, non-creditable fee of [ * ] as reimbursement for Initial Development Expenses incurred by GTx in connection with Pre- Clinical Studies and Clinical Studies for the Initial Products that were initiated, conducted, or ongoing prior to the Effective Date.
          (c) Election Fee. In the event that Ipsen exercises its Election (as defined in Section 4.2(e)(i) of this Agreement), Ipsen shall pay to GTx an additional fee of [ * ] (the “Election Fee”) within [ * ] following notice of exercise of such Election to GTx; provided, however, that such Election Fee shall not be due in the event that Ipsen exercises its Election during the Initial Election Period, as provided in Section 4.2(e)(iii).
     3.2 Milestone Payments. In addition to the payments due to GTx under Section 3.1, and in consideration for the rights granted by GTx pursuant to this Agreement, Ipsen shall make

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the following non-refundable, non-creditable (except as expressly provided for in the payments described in Milestone Events 5 and 6 below) milestone payments to GTx after the occurrence of each event that follows (each, a “Milestone Event”). The payments set forth herein shall each be due and payable by Ipsen within [ * ] following receipt from GTx of a notice and invoice regarding the achievement of each Milestone Event set forth herein.

Milestone Event	Payment (in Euros)
1. Achievement of [ * ]	[ * ]

2. Achievement of [ * ][1]	[ * ]

3. Filing with the EMEA or with the relevant Regulatory Agency [ * ] for Regulatory Approval of [ * ][1]	[ * ]

4. Filing with the EMEA or with the relevant Regulatory Agency [ * ] for Regulatory Approval of [ * ]	[ * ]

5. Obtaining a Regulatory Approval by the EMEA/European Commission or by the Regulatory Agency [ * ] of [ * ][1,2]	[ * ][4]

6. Obtaining a Regulatory Approval by the EMEA/European Commission or by the Regulatory Agency [ * ] of [ * ][3]	[ * ][5]

7. On a [ * ] basis, the determination by the relevant Regulatory Agency of a List Price for [ * ][1]	[ * ][6]

8. Obtaining a Regulatory Approval [ * ] for a diagnostic test for [ * ][1]	[ * ]

[1]	In the event Ipsen has not made the Election pursuant to Section 4.2(e)(i) of this Agreement at the time any of such Milestone Events (either Milestone Event numbers 2, 3, 5, 7 or 8) are achieved, then the payment associated with each such Milestone Event shall be deferred until no later than thirty (30) calendar days after Ipsen shall have make such Election, at which time all such deferred milestone payments shall become promptly due and payable to GTx.

[2]	[ * ].

[3]	[ * ].

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[4]	This total milestone payment shall be allocated among the various Major Countries based on the estimated relative market sizes for the PIN Indication, as follows: the United Kingdom: [ * ]; France: [ * ]; Germany: [ * ]; Italy [ * ]; and Spain: [ * ].

[5]	This total milestone payment shall be allocated among the various Major Countries based on the estimated relative market sizes for the ADT Indication, as follows: the United Kingdom: [ * ]; France: [ * ]; Germany: [ * ]; Italy [ * ]; and Spain: [ * ].

[6]	This total milestone payment shall be allocated among the various Major Countries based on the estimated relative market sizes, as follows: the United Kingdom: [ * ]; France: [ * ]; Germany: [ * ]; Italy [ * ]; and Spain: [ * ].
     3.3 Limitation on Milestone Payments. Other than the milestone payments recited in Section 3.2, Ipsen shall not be obligated to make any other milestone payments in connection with Initial Products or any other Licensed Product.
     3.4 Royalty Payments.
          (a) In consideration for the rights granted to Ipsen under this Agreement, Ipsen shall pay to GTx quarterly royalty payments on Net Sales determined as follows (the “Royalty Payment”) :
               (i) For the first calendar year as from the first Launch Date of the Licensed Product in the European Territory (“Y1”), Ipsen shall pay, on a country-by-country basis a Royalty Payment equal to the applicable royalty rates set forth in this Section 3.4(a)(i) (the “Base Royalty Rate”), multiplied by the Net Sales of Licensed Product for the PIN and ADT Indications (respectively the “PIN Base Royalty rate” and the “ADT Base Royalty Rate”) .
                    (A) the PIN Base Royalty shall be equal to the greater of [ * ] and F, where F is the result of the following calculation:
[ * ].
                    (B) the ADT Base Royalty shall be equal to the greater of [ * ] and G, where G is the result of the following calculation:
[ * ].
For the purposes of calculating Expected Price for the PIN and ADT Indications for the initial calculation of the PIN and ADT Base Royalty, Ipsen shall update its forecast based upon the actual prices received from the appropriate agency upon receiving Pricing and Reimbursement Approval for products that have launched in the first quarter when the Royalty Payment is due.
               (ii) Within [ * ] as from the end of the Y1, Ipsen shall determine the following amounts :

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•	“A” which is equal to the aggregate annual Net Sales of the Licensed Product of Y1 multiplied by the following royalty rates:

[ * ]	[ * ]

[ * ]	[ * ]

[ * ]	[ * ]

[ * ]	[ * ]
•	“B” which is equal to [ * ]

•	“PIN Supply Price” being equal to [ * ].

•	“C” which is equal to [ * ]. For clarity, [ * ].
                    (A) In the event B is superior to C, then:
                         (i) [ * ];
                         (ii) [ * ].
                    (B) In the event B is inferior to C, then:
                         (i) [ * ].
                         (ii) [ * ].
                         For the following calendar years (“Y”) (notwithstanding the Offset set forth above):
                         (A) [ * ];
                         (B) [ * ];
                         (C) [ * ];
                         (D) [ * ];
                         (E) [ * ].
                         Examples Rates are attached hereto as Exhibit D for purposes of further clarification for the calculations described in this Section 3.4.

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          (b) Generic Competition. If a Generic is sold in any Major Country of the European Territory and for two (2) succeeding calendar quarters the sales of such Generic in that country equal or exceed [ * ] of the Net Sales of Licensed Products (calculated on a unit basis) in that country by Ipsen, its Affiliates or sublicensees, then the Royalty Payments shall be reduced to [ * ] of the amount of the Royalty Payment otherwise due to GTx on account of Net Sales of such Licensed Product for the ADT Indication or [ * ] of the amount of the Royalty Payment otherwise due to GTx on account of Net Sales of such Licensed Product for the PIN Indication in such country with such reduction to be applicable to the immediately succeeding calendar quarters only.
          (c) Dominating Patents. If (i) Ipsen would be prevented from developing, using, selling, or importing the Licensed Products in any country of the European Territory on the grounds that by doing so they would infringe one (or more) Dominating Patent held by a Third Party in said country and (ii) Ipsen licenses rights to such Dominating Patent in said country, then [ * ] of any royalties on Licensed Products sales paid by Ipsen to such Third Party in any calendar year in such country with respect to such Dominating Patent shall be deducted from any Royalty Payments payable to GTx by Ipsen in such calendar year (the “Royalty Reduction”), provided, however, that (i) such Dominating Patent relates solely to [ * ] and (ii) GTx has been informed of the Dominating Patent and has had an opportunity to provide input on any related discussion of whether to license such Dominating Patent and negotiation of royalty rates; and (iii) subject to the warranties and representations made by GTx under Section 10.1 (b) of this Agreement, the amount of the Royalty Reduction in any calendar year shall not exceed [ * ] of the Royalty Payments (the “Royalty Reduction Cap”) that would have otherwise been payable by Ipsen to GTx for such calendar year and for such country. Any amount of the Royalty Reduction which is not offset against Royalty Payments due to GTx from Ipsen (because it exceeds the Royalty Reduction Cap) shall be carried forward to and deducted in subsequent calendar years until the expiration of the Royalty Term.
     3.5 Sales by Sublicensees. In the event Ipsen, subject to the provisions of this Agreement, grants licenses or sublicenses to others to market and/or sell Licensed Product, including Initial Products, such licenses or sublicenses shall include an obligation for the licensee or the sublicensee to account for and report its Net Sales of Licensed Product on the same basis as if such sales were Net Sales by Ipsen, and Ipsen shall pay royalties to GTx as if such sales by such sublicensees were the Net Sales of Ipsen, subject to the provisions of this Article III.
     3.6 Relief From Certain Marketing Obligations. Notwithstanding anything to the contrary herein, in the event that Ipsen’s COGS of a particular Licensed Product for a particular country exceeds [ * ] of the Net Sales of such Licensed Product in such country:
          (a) Ipsen shall promptly provide notice to GTx of its belief that the COGS of a particular Licensed Product has exceeded or will exceed [ * ] of Net Sales in such country. Ipsen shall include with any such notice a calculation of such percentage and appropriate documentation and records supporting its calculation of COGS and Net Sales of such Licensed Product in such country.

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          (b) The Parties will have [ * ] following GTx’s receipt of such notice to discuss in good faith whether an adjustment of the Royalty Payments under Section 3.4 of this Agreement is appropriate so that COGS for such Licensed Product do not exceed [ * ] of Net Sales of such Licensed Product in such country or whether other circumstances exist that may warrant Ipsen continuing to sell such Licensed Product in the country in question. In the event the Parties fail to reach an agreement on any such adjustment, Ipsen shall not have to commercialize the Licensed Products in such country as long as Ipsen reasonably believes circumstances have not sufficiently changed to allow it to have COGS [ * ].
     3.7 Payment of Royalties; Reporting. Within [ * ] after the end of each calendar quarter for which Royalty Payments are payable by Ipsen to GTx with respect to Net Sales by Ipsen, its Affiliates and their respective sublicensees, Ipsen shall pay to GTx by wire transfer the Royalty Payment due for such quarter and submit to GTx a report, on a country by country basis, providing in reasonable detail an accounting of all Net Sales (including an accounting of all unit sales of Initial Products on a per dose and per Indication basis) made during such calendar quarter, and the calculation prepared by Ipsen to determine the applicable Royalty Payment due for such quarter pursuant to this Article III. Within [ * ] after the end of each calendar year for which Royalty Payments are payable by Ipsen to GTx, Ipsen shall provide to GTx a report, on a country by country basis, reconciling the number of Initial Products sold on a per dose and a per Indication basis to the number of Initial Products consumed per Indication. In the event any payment due to GTx, including the Royalty Payments due hereunder, are late by more than [ * ], GTx shall have the right to assess interest on the amounts which are then past due and owing to GTx at a rate of interest equal to the prime rate [ * ].
     3.8 Royalty Term. Royalties shall be payable [ * ] (hereinafter, the “Royalty Term”). In the event that: (i) a Product Improvement is either jointly developed pursuant to Section 4.3(b) of this Agreement or developed by Ipsen and GTx has opted-in pursuant to Section 4.3(c), (ii) such Product Improvement is covered by an Ipsen Patent or a Joint Patent and (iii) such Product Improvement is commercialized in the European Territory by Ipsen, then, with regards to such Product Improvement, the Royalty Term shall [ * ].
     3.9 [ * ].
     3.10 Ipsen’s Rights Upon Expiration of Royalty Term. Upon expiration of the Royalty Term for a Licensed Product on a country-by-country basis as described above, Ipsen shall thereafter have a paid-up, non-exclusive license under the GTx Patents and GTx Know-how to use, sell, offer for sale, have sold and import that Licensed Product in that country.
     3.11 Tax Matters.
          (a) Ipsen Payments to GTx of Withholding Tax. If provision is made in law or regulation of any country in the European Territory for withholding of Taxes with respect to any amounts payable by Ipsen to GTx pursuant to this Agreement, Ipsen shall promptly pay such Tax on behalf of GTx to the proper governmental authority and Ipsen shall promptly furnish GTx with certificate of Taxes deducted under such withholding tax laws. Ipsen shall have the right to offset any such Tax actually paid from any payment due to GTx or shall be

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promptly reimbursed by GTx if no further payments are due. GTx and Ipsen shall cooperate with each other in obtaining any exemption from or reduced rate of Tax available under any applicable law or tax treaty.
          (b) Income and Other Taxes of the Parties. Ipsen and GTx shall pay for their own account all sales, turnover, income, revenue, value added and other taxes levied on account of payments accruing or made under this Agreement. All amounts expressed in this Agreement exclude such taxes where required by law
          (c) Tax. Solely for purposes of this Section 3.11, “Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by a government taxing authority on GTx’s receipt of payments hereunder. Notwithstanding the foregoing, “Tax” or “Taxes” shall not include charges, value-added taxes, taxes imposed on Ipsen’s income, or assessments or fees of any nature (or any interest, penalties or additions thereto) imposed by the FDA or any Regulatory Agencies.
          (d) Protest. Ipsen shall promptly notify GTx in writing of any assessment, proposed assessment or other claim for any additional amount of Tax assessed by the US. Notwithstanding any other provision of this Section 3.11, GTx may, at its own expense, protest any assessment, proposed assessment, or other claim by any governmental authority for any additional amount of Tax or seek a refund of such amounts paid if permitted to do so by law or if the payment of such amounts are its ultimate contractual responsibility under the terms of this Agreement. Ipsen shall cooperate with GTx in any protest by providing records, giving testimony and providing such additional information or assistance as may reasonably be necessary to pursue such protest.
     3.12 Currency. Except as specified in the last sentence of this Section, all amounts specified in this Agreement which are to be paid to GTx are to be in Euros, as set forth in Section 15.16 of this Agreement. When calculating Net Sales for Royalty Payments, Ipsen shall convert the amount of invoiced sales in currencies other than Euros into Euros using the exchange rates [ * ]. All payments related to the development costs will be made in the currency of the invoicing party.
     3.13 Payments to or Reports by Affiliates. Any payment required under any provision of this Agreement to be made to GTx, or any report required to be made by Ipsen, shall be made to or by an Affiliate of such Party if such Affiliate is designated by that Party as the appropriate recipient or reporting entity.
     3.14 Payments by Wire Transfer. Any payments due to GTx hereunder shall be made by wire transfer to the following (or as provided in any alternative instructions that GTx may provide by written notice to Ipsen from time to time): [ * ]

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ARTICLE IV
DEVELOPMENT AND REGISTRATION
     4.1 Development Responsibilities. As a general principle, GTx will be solely responsible for the development of Licensed Products in the GTx Territory and for any communication with Regulatory Agencies in the GTx Territory, and Ipsen will be solely responsible for the development of Licensed Products in the European Territory and for any communication with Regulatory Agencies in the European Territory. Neither Party will undertake to conduct any development activities for Licensed Products in the territory of the other Party without first submitting the proposed development activities to the JDC and receiving the approval of the other Party which shall not be unreasonably withheld or delayed.
4.2 Initial Development.
          (a) Initial Development Plan.
               (i) GTx Initial Development. The Initial Development of the Initial Products for the ADT Indication and the PIN Indication in the GTx Territory shall be carried out by GTx pursuant to a development plan (the “GTx Initial Development Plan”) and a development budget (the “GTx Initial Development Budget”), both of which are attached as Exhibit E of this Agreement. The GTx Initial Development Budget comprises the Initial Development Expenses incurred by GTx as from [ * ] through [ * ] and the forecasted Initial Development Expenses as from [ * ] and until the obtaining of the Regulatory Approval for the Initial Products in the GTx Territory, differentiated between (i) Initial Development Expenses incurred/forecasted for the Development of the ADT Indication and the Initial Development of the PIN Indication and (ii) Joint Initial Development Expenses and other Initial Development Expenses. In the event that there are Joint Initial Development Expenses that are not clearly dedicated to the Initial Development of either ADT Indication or PIN Indication, the sum of such Joint Initial Development Expenses shall be allocated equally as the Initial Development of ADT Indication and PIN Indication. For each calendar year subsequent to 2006, a revised GTx Initial Development Plan and a revised GTx Initial Development Budget will be prepared by GTx and submitted for approval to the JDC before [ * ] of each calendar year, provided, however that any revision of the GTx Initial Development Plan and GTx Initial Development Budget shall not result in an increase of [ * ] of Joint Development Expenses per year, except as otherwise agreed by Ipsen.
               (ii) Ipsen Initial Development. The Initial Development of the Initial Products for the obtaining of the ADT Indication and the PIN Indication in the European Territory shall be carried out by Ipsen pursuant to a development plan for the remainder of 2006 and 2007 (the “Ipsen Initial Development Plan”). The Ipsen Initial Development Plan will be submitted by Ipsen to the JDC within [ * ] as from the Effective Date. For each calendar year subsequent to 2007, a revised Ipsen Initial Development Plan will be prepared by Ipsen and submitted for information to the JDC before [ * ] of each calendar year.
          (b) Content of Initial Development Plan. Each Initial Development Plan

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shall describe the proposed overall program of all the Initial Development of a Party in its respective territory, including, but not limited to, Pre-Clinical Studies, toxicology, formulation, chemical process development, Clinical Studies, regulatory plans and other elements of obtaining Regulatory Approval, and projected timelines for the Initial Development events. Each Initial Development Plan for either GTx Initial Development or Ipsen Initial Development will identify endpoints needed for initiation of the next phase of the Initial Development. Both GTx Initial Development Plan and Ipsen Initial Development Plan will be submitted for comments by GTx to Orion and GTx shall inform Ipsen of all comments made by Orion on the Initial Development Plans. Ipsen agrees to change and/or amend the Ipsen Initial Development Plan to the extent such Ipsen Initial Development Plan could reasonably be deemed to affect adversely Orion’s development, commercialization, sales or registration of Fareston by Orion.
          (c) Initial Development Efforts. In carrying out Initial Development and its Initial Development Plan in its respective territory, each Party agrees to use commercially reasonable efforts to conduct the Initial Development of the Initial Products in the ADT Indication and the PIN Indication and to conduct the activities set forth in their respective Initial Development Plan in accordance with the timelines set forth therein. A Party’s material failure to comply with such diligence obligations shall constitute a breach of this Agreement.
          (d) Drug Approval Applications. Consistent with its Initial Development Plan, GTx shall be responsible for the filing of all Drug Approval Applications and seeking Regulatory Approvals for Initial Products in the GTx Territory in the ADT Indication and the PIN Indication, and Ipsen shall be responsible for the filing of Drug Approval Applications and seeking Regulatory Approvals for Initial Products in the European Territory in the ADT Indication and the PIN Indication. If Ipsen does not exercise the Election as set forth in Section 4.2(e) of this Agreement, GTx shall have the right to seek Regulatory Approvals for Licensed Products for the PIN Indication in the European Territory, provided, however, that GTx shall seek such Regulatory Approval under a trademark which is not confusingly similar to the Licensed Trademarks to be used for the commercialization of the Initial Products in the ADT Indication in the European Territory. The Parties shall consult and cooperate in the preparation of each such Drug Approval Application and in obtaining Regulatory Approvals. GTx shall solely own all Drug Approval Applications and Regulatory Approvals for the GTx Territory and Ipsen shall solely own all Drug Approval Applications and Regulatory Approvals for the European Territory. In the event that Ipsen does not exercise its Election, GTx shall solely own all Drug Approval Applications and Regulatory Approvals for Licensed Products for the PIN Indication in the European Territory.
          (e) Ipsen’s Election to Retain License Rights to Licensed Products for the PIN Indication.
               (i) Exercise of Election. Ipsen shall have the option, at its sole discretion, to retain its license rights under Article V in connection with Licensed Products for the PIN Indication, by notifying such election to GTx at any time after the Effective Date and until [ * ] following receipt of the first Regulatory Approval in [ * ] (the “Election”).

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               (ii) Failure to Exercise Election. In the event Ipsen does not make the Election within the period set forth in Section 4.2(e)(i) above or fails to make the payments required under Section 4.2(e)(iii) below, then GTx shall have the right to terminate Ipsen’s license and associated rights to Licensed Products for the PIN Indication, and thereafter GTx shall have the exclusive right to commercialize the Licensed Product in the European Territory for the PIN Indication, provided however that such commercialization shall be made under a trademark which shall not be confusingly similar to the Licensed Trademarks to be used for the commercialization of the Initial Products in the ADT Indication. Upon termination of such rights:
                    (1) Ipsen shall grant to GTx an exclusive, royalty-free license under any Ipsen Inventions which would directly result from the conduct of the Ipsen Initial Development activities for the PIN Indication to Develop, use, sell, have sold, offer for sale, import, export, and distribute the Licensed Product for the PIN Indication in the European Territory;
                    (2) Within [ * ] of such termination, Ipsen shall transfer to GTx all data from Preclinical Studies and Clinical Studies and other related Information as Ipsen may then Control pertaining to such Licensed Product for the treatment of the PIN Indication, including any IND or similar Regulatory Agency documents Ipsen may then Control for the purposes of conducting Clinical Studies within the European Territory for the PIN Indication;
                    (3) Ipsen shall use commercial reasonable efforts to transfer to GTx all Regulatory Approvals relating to the Licensed Product in the PIN Indication obtained in the European Territory; and
                    (4) Ipsen shall cease all on-going Initial Development of the Licensed Product in the PIN Indication in the European Territory and shall not be obligated to make any payment pursuant to Section 4.2(e)(iii) below.
               (iii) Election Fee and Payment of Past Initial Development Expenses. In the event Ipsen makes such Election, Joint PIN Indication Development Expenses (as defined in Section 4.2(f)(iii)(2) of this Agreement) shall be considered part of Joint Initial Development Expenses, and Ipsen will be required to make the following payments : (i) within [ * ] as from the date of Election, the Election Fee (as provided for in the chart below), (ii) within [ * ] as from the date of Election, the reimbursement of the Joint PIN Initial Development Expenses which shall have accrued from the date at which the aggregate Joint Initial Development Expenses (now inclusive of Joint PIN Initial Development Expenses) incurred by GTx exceeded [ * ] in the aggregate and until the date of Election (such costs during such period, the “Past Initial Development Expenses”) with a premium as shown in the chart below and (iii) the payment of the Joint PIN Development Expenses as provided for in Section 4.2(f)(iii)(2) of this Agreement.

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Adjusted Payments with Premium for PIN Initial Development Expenses
	Premium on IPSEN	IPSEN share of Past
	share of Past	Initial
	Initial Development	Development
Election Date	Expenses	Expenses	Election Fee
A. Prior to the expiry of a [ * ] period as from Effective Date( the “Initial Election Period”)	[ * ]	[ * ]	[ * ]

B. Between the date of expiry of the Initial Election Period and receipt by Ipsen of interim data from Phase III trial G300104 (IND [ * ])	[ * ]	[ * ]	[ * ]

C. Between receipt by Ipsen of G300104 Phase III interim data and receipt by Ipsen of G300104 (IND [ * ]) final data	[ * ]	[ * ]	[ * ]

D. Between receipt by IPSEN of G300104 (IND [ * ]) final data and 90 days after receipt by IPSEN of G300104 (IND [ * ]) final data, and in any case, prior to obtaining Regulatory Approval in European Territory or in any Major Country for PIN Indication
	[ * ]	[ * ]	[ * ]

E. Between 90 days after receipt by IPSEN of G300104 (IND [ * ]) final data and [ * ] after obtaining of Regulatory Approval in European Territory or in any Major Country for PIN Indication	[ * ]	[ * ]	[ * ]
By way of example only, in the event that GTx has expended more than [ * ] in Joint Initial Development Expenses, and Ipsen exercises its Election after the expiration of the Initial Election Period but before Ipsen’s receipt of G300104 (IND [ * ]) final data, it shall owe a payment to GTx that is the sum of [ * ] of Past Initial Development Expenses, as well as an Election Fee of [ * ].
          (f) Initial Development Expenses.

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               (i) Initial Development Expenses Solely Borne by Ipsen. Ipsen shall be solely responsible for paying all Initial Development Expenses that are not Joint Initial Development Expenses relating to the obtaining of Regulatory Approvals in the European Territory for the Initial Products for the ADT Indication and the PIN Indication (subject to the provisions of Section 4.2(e)(ii) of this Agreement), which shall include the costs for any additional Pre-Clinical Studies and Clinical Studies required exclusively by the EMEA or other Regulatory Agencies to grant Regulatory Approvals for Initial Products within the European Territory.
               (ii) Initial Development Expenses Solely Borne by GTx. GTx shall be solely responsible for paying all Initial Development Expenses that are not Joint Initial Development Expenses relating to the obtaining of Regulatory Approvals for the Initial Products in the GTx Territory, including the Initial Products for the ADT Indication and the PIN Indication (subject to the provisions of Section 4.2(e)(ii) of this Agreement ), which shall include the costs for any additional Pre-Clinical Studies and Clinical Studies required exclusively by the FDA or other Regulatory Agencies to grant Regulatory Approvals for the Initial Products within the GTx Territory.
               (iii) Joint Initial Development Expenses. GTx shall bear the [ * ] of Joint Initial Development Expenses. Thereafter, Joint Initial Development Expenses shall be allocated between GTx and Ipsen as follows: [ * ] of Joint Initial Development Expenses shall be paid by GTx, and [ * ] of Joint Initial Development Expenses shall be paid by Ipsen as set forth below.
                    (1) Joint Initial Development Expenses for the Initial Products in the ADT Indication. At such time as Joint Initial Development Expenses incurred by GTx exceed [ * ], GTx shall invoice Ipsen on a quarterly basis for [ * ] of the Joint Initial Development Expenses relating to the Initial Development of the Initial Products for the treatment of the ADT Indication (such Initial Development Expenses referred to as the “Joint ADT Initial Development Expenses”). Ipsen shall reimburse GTx for such costs within [ * ] of its receipt of such invoice.
                    (2) Joint Initial Development Expenses for Initial Products in the PIN Indication. Ipsen shall not be responsible for paying any Joint Initial Development Expenses incurred in relation to the Initial Development of the Initial Products for the treatment of the PIN Indication (“Joint PIN Initial Development Expenses”), unless and until such time as Ipsen exercises its Election as set forth in Section 4.2(e)(i). As from the Election and at such time as Joint Initial Development Expenses (including Joint PIN Initial Development Expenses) incurred by GTx exceed [ * ], GTx shall invoice Ipsen on a quarterly basis for [ * ] of the on-going Joint PIN Initial Development Expenses and Ipsen shall reimburse GTx for such costs within [ * ] of its receipt of such invoice.
                    (3) Reports and Adjustment. Within [ * ] after the end of each calendar quarter, GTx shall provide Ipsen with a report detailing all GTx FTEs actually utilized by GTx during such calendar quarter (by names and major tasks) and external costs (for which invoices were received and approved for payment by GTx), as well as a comparison of

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such expenditures with the relevant provisions of the GTx Initial Development Budget. Within [ * ] of the end of 2006, and each calendar year thereafter, GTx shall provide to Ipsen an accounting report of the actual Joint Initial Development Expenses incurred during the previous calendar year including without limitation all detailed GTx FTE Costs as well as all invoiced external costs. In the event Ipsen has overpaid or underpaid any amount in excess of its [ * ] share in the Joint Initial Development Expenses as set forth in this report, GTx and Ipsen agree to reimburse one another such amounts as are appropriate within [ * ] from the date of receipt by Ipsen of this report. GTx agrees to maintain appropriate and accurate records of all Joint Initial Development Expenses incurred by it.
                    (iv) Audits. Upon the written request of Ipsen (which shall be no more than [ * ]), GTx and Ipsen shall agree on a mutually acceptable date on which to permit an independent certified public accounting firm of an internationally recognized standing [ * ] to have access during normal business hours to such of the records of GTx as may be reasonably necessary to verify the accuracy of the reports and to audit the records as provided for in Section 4.2(f)(iii) of this Agreement. The accounting firm shall disclose to GTx and Ipsen whether the reports/records are correct or incorrect, the specific details concerning any discrepancies and such other information that should properly be contained in an accounting report required under this Section. If such accounting firm concludes that additional amounts relating to Ipsen’s share in Joint Initial Development Expenses were owed, Ipsen shall pay such additional amounts within [ * ] of the date Ipsen delivers to GTx such accounting firm’s written report so concluding. In the event such accounting firm concludes that amounts relating to Ipsen’s share in Joint Initial Development Expenses were overpaid by Ipsen, GTx shall repay Ipsen the amount of such overpayment within [ * ] of the date Ipsen delivers to GTx such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Ipsen; provided, however, if the audit reveals that Ipsen has overpaid by more than [ * ] Ipsen’s share of Joint Initial Development Expenses due hereunder for the period being reviewed, then the fees and expenses of the accounting firm for the audit shall be paid by GTx. Upon the expiry of [ * ] following the end of any calendar year for which Ipsen has made payment of Joint Development Expenses with respect to such calendar year, and in the absence of gross negligence or willful misconduct of GTx or a contrary finding by an accounting firm pursuant to this Section, such calculation shall be binding and conclusive upon the Parties, and GTx shall be released from any liability or accountability with respect to any over payment by Ipsen for Joint Development Expenses for such calendar year.
          (g) Inventions under the Initial Development and license grant.
               In the event any Party makes an Invention during the course of the conduct of the Initial Development, any such Invention shall be considered as a “Joint Invention”.
               Ipsen shall grant GTx an exclusive, royalty-free license on Ipsen’s interest in such Joint Invention to develop, use, sell, have sold, offer for sale, import, export and distribute the Initial Product in the GTx Territory.
     4.3 Subsequent Development.

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          (a) Subsequent Development Proposals.
               Each Party acknowledges that no development of a GTx Product Improvement or an Ipsen Product Improvement shall be made without first having been proposed to the other Party in accordance with the provisions of this Section 4.3.
               The Party (the “Proposing Party”) intending to conduct the development of respectively an Ipsen Product Improvement or a GTx Product Improvement (the “Subsequent Development”) shall notify the JDC of such intent and shall provide to JDC all necessary information relating to the concerned Product Improvement and the related Subsequent Development in order to enable the other Party to reasonably assess the scientific, technical and commercial implications of the proposed Subsequent Development. Within [ * ] from receipt of all such information, the other Party shall notify the Proposing Party its decision or not to participate in the Subsequent Development.
               In the event the other Party decides not to participate in the Subsequent Development, the Proposing Party shall be free to conduct the Subsequent Development at its own cost and expenses (the “Sole Subsequent Development”) subject to the other Party’s right to decide at a later stage to opt-in in such Subsequent Development in accordance to Section 4.3(c).
               In the event the other Party decides to participate to the Subsequent Development, the Parties shall jointly perform and fund such Subsequent Development (the “Joint Subsequent Development”) as set forth in Section 4.3(b) of this Agreement.
          (b) Joint Subsequent Development
               (i) Joint Subsequent Development Plan and Budget.
                    Following the other Party’s notification to join in the Subsequent Development, the Parties working through the JDC shall agree upon a plan and a budget for the conduct of the Joint Subsequent Development (respectively, the “Joint Subsequent Development Plan” and the “Joint Subsequent Development Budget”) which shall include at least the following items:
               (A) research and development activities to be performed by each Party for the purpose of obtaining Regulatory Approval for the Product Improvement in each Party’s respective territory;
               (B) specific tasks, location of work, milestones, estimated timelines, immediate objectives and long term objectives;
               (C) the global budget for the Joint Subsequent Development and the estimated budget for the development activities of each Party under the Joint Subsequent Development Plan. The costs of the development activities of the Parties (the “Joint Subsequent Development Costs”) will be determined in accordance with Section 4.3(b)(ii) of this Agreement.

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               Once agreed by the Parties within the JDC, each Party undertake to use its reasonable commercial efforts to conduct its development activities under the Joint Subsequent Development Plan. The Joint Subsequent Development Plan and the Joint Subsequent Development Budget shall be updated annually by the JDC at a time decided by the JDC and suitable for both Parties’ planning and budgeting processes, provided however that any update or amendment of the Joint Subsequent Development Plan and the Joint Subsequent Development Budget shall be approved by both Parties within the JDC.
               (ii) Determination of Subsequent Development Costs
                    All research and development activities conducted by the Parties under the Joint Subsequent Development Plan shall be valued as follows:
               (A) internal costs: [ * ];
               (B) external costs: [ * ].
                    In the event the Parties reasonably agree that there is a need to enter into an agreement with a Third Party having intellectual property rights which would be infringed by the development and commercialization of the Product Improvement which is the subject matter of the Joint Subsequent Development (the “Third Party License”), the Parties shall reasonably cooperate to negotiate and enter into the Third Party License. Any payments to be made to this Third Party under the Third Party License during the Joint Subsequent Development shall be included in the Joint Subsequent Development Budget as Joint Subsequent Development Costs.
               (iii) Funding of Joint Subsequent Development
                    All activities undertaken by the Parties pursuant to the Joint Subsequent Development Plan shall be funded by the Parties in the following proportion : Ipsen shall be responsible for [ * ] of all Joint Subsequent Development Costs and GTx shall be responsible for [ * ] of all Joint Subsequent Development Costs, only to the extent the foregoing Joint Subsequent Development Costs are set forth in the Joint Subsequent Development Budget or revisions thereof. Within [ * ] of the end of each calendar quarter, each Party will notify the JDC in writing of the Joint Subsequent Development Costs incurred by such Party during such calendar quarter, and the JDC shall aggregate such Joint Subsequent Development Costs and allocate them to the Parties in accordance with the percentages set forth in the foregoing sentence. Where needed in order to reflect such allocated Joint Subsequent Development Costs, corresponding “true up” payments will be made by the Party underpaying its share of Joint Subsequent Development Costs to the Party having overpaid its share, quarterly within [ * ] following the end of each calendar quarter.
               (iv) Disagreement and Opt-out of the Joint Subsequent Development
                    In case of failure of the Parties within the JDC to agree upon the Joint Subsequent Development Plan, the Joint Subsequent Development Budget and any

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revisions thereof or the terms and conditions of a Third Party License, such disagreement shall be referred to the Executive Officers. In case the Executive Officers fail to reach an agreement within [ * ] as from the date such matter was referred to them, then each Party shall have the right to opt-out of the Joint Subsequent Development, subject to a [ * ] notice period.
                    The decision to opt-out shall be notified to the JDC. The Party exercising this opt-out right (the “Opt-Out Party”) shall continue all development activities under the Joint Subsequent Development Plan during the [ * ] notice period, fund the Joint Subsequent Development in accordance with the provisions of Section 4.3(b)(iii) of this Agreement during such period and enable the other Party to take over, if the other Party wishes to, such development activities to avoid any disruption of the Joint Subsequent Development.
                    The Opt-Out Party shall grant to the other Party an exclusive royalty-free license under the Opt-Out Party’s interest in any Joint Inventions for the sole purpose of the development of the Product Improvement in the other Party’s territory.
                    After the expiry of the [ * ] notice period, in the event the other Party decides to continue the development of the Product Improvement at its own cost and expenses, such development shall be considered as a Sole Subsequent Development and the provisions of Section 4.3(c) shall apply including the right for the Opt-Out Party to Opt-In under the terms and conditions of this Section.
               (v) Inventions under the Joint Subsequent Development
                    All Inventions made by the Parties during the course of, or in furtherance of, and as direct result of the development activities of the Parties in the Joint Subsequent Development shall be deemed Joint Inventions. For the avoidance of doubt, any Ipsen Invention and GTx Invention which does not directly result from the development activities under the Joint Subsequent Development shall be or remain owned by Ipsen or GTx, as the case may be.
               (vi) Commercialization of the Product Improvement developed under a Joint Subsequent Development
                    Each Party shall have the right to obtain Regulatory Approval and commercialize the Product Improvement in its respective Territory provided that:
                    (A) each Party shall grant to the other Party a royalty-free, exclusive license on its interest in the Joint Inventions in the other Party’s territory ;
                    (B) in the event the Parties have entered into a Third Party License, each Party shall pay to such Third Party any royalty due with respect to each Party’s respective territory. In the event any other payment would be due to this Third Party, any such payment will be allocated [ * ] GTx/Ipsen;
                    (C) in the event a Party Controls Patents which are not GTx Patent Rights or Joint Patent Rights and which would be infringed by the manufacture, use or

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commercialization of the Product Improvement in the other Party’s territory, the Parties shall negotiate in good faith the terms and conditions of a royalty-bearing license agreement relating to those Patent Rights for the other Party’s territory.
          (c) Sole Subsequent Development and Opt-in
               (i) Decision for Sole Subsequent Development. In the event that the Parties have not agreed to jointly perform or fund any Subsequent Development, either Party may pursue and fund at its own cost and expenses the Subsequent Development (the “Developing Party”), subject to the other Party’s (the “Non-Developing Party”) right to opt-in in the conduct and funding of the Subsequent Development (the “Opt-in”).
               (ii) Conduct of the Sole Subsequent Development
                 (1) Reporting. The Developing Party shall provide the JDC with quarterly reports outlining the results of each completed material pre-clinical and clinical study during the preceding calendar quarter. Notwithstanding the foregoing, the Developing Party shall not be required to continue any Sole Subsequent Development or to complete any tasks therein, prior to the time the other Party exercises its rights to Opt-in.
                 (2) Territorial Restrictions. If Ipsen is the Developing Party, it shall only carry out the development activities under the Sole Subsequent Development in the European Territory or, outside the European Territory, but only with the prior written consent of GTx which shall not be unreasonably withheld or delayed. If GTx is the Developing Party, it shall only carry out development activities under the Sole Subsequent Development in the GTx Territory or, in the European Territory, but only with the prior written consent of Ipsen which shall not be unreasonably withheld or delayed.
                 (3) Development Costs under Sole Subsequent Development. The Developing Party shall be responsible for all development costs related to such Sole Subsequent Development, subject to Opt-in by the other Party and sharing of costs pursuant to Section 4.3(c)(iii)(3) below (the “Pre Opt-in Development Costs”). The Developing Party shall record separately in its books in an auditable manner, all its Pre Opt-in Development Costs including costs of acquiring ownership or Control of Patents or Know-How in relation to the New Product.
                 (4) Provision of Information. The Developing Party shall provide to the Non-Developing Party, on a continuing basis, all relevant information relating to the Sole Subsequent Development through the JDC (the “Opt-in Information”). Such information shall include but is not limited to: [ * ]. The Non-Developing Party shall only use such Opt-in Information to decide whether to exercise an Opt-in.
                    If Non-Developing Party does not exercise an Opt-in, such Party shall not use such Opt-in Information for any other purpose, shall return the same to the Developing Party and shall maintain its confidentiality, provided that such information qualifies as Know-How of the Developing Party.
                    The Non-Developing Party may request additional information

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which would be reasonably material for it to make an Opt-in decision and the Developing Party shall supply such information to the extent it is reasonably available and necessary for the Opt-in decision.
               (5) Third Party License. In the event the Developing Party decides to enter into a Third Party License, such Developing Party shall so inform in advance the Non-Developing Party and provide the Non-Developing Party with the opportunity to make any reasonable recommendation with respect to the terms and conditions of the Third Party License, provided however, that the Developing Party shall have the sole right to negotiate and execute the Third Party License.
               (6) Inventions under the Sole Subsequent Development. Any Inventions made by the Developing Party during the course of, or in furtherance of, and as direct result of the development activities in the Sole Subsequent Development shall be owned by the Developing Party and shall be considered as an Ipsen Invention if the Developing Party is Ipsen and a GTx Invention if the Developing Party is GTx.
               (iii) Opt-in.
                 (1) Opt-In Period. With respect to each Sole Subsequent Development Plan, the Non-Developing Party (the “Opt-in Party”) shall have the right to Opt-in in the performance and the funding of such Subsequent Development at such times during the performance of the Sole Subsequent Development as are set forth below (each, an “Opt-in Period”):
                    (A) [ * ] (“Opt-in Period 1”);
                    (B) [ * ] (“Opt-in Period 2”);
                    (C) [ * ] (“Opt-in Period 3”);
                    (D) [ * ] (“Opt-in Period 4”);
                    (E) [ * ] (“Opt-in Period 5”).
                      As used above with respect to a clinical trial, “receipt of data following completion” shall mean the receipt by the Non-Developing Party of the results from the completed clinical trial at issue in the form of a final report fully compliant with applicable regulatory requirements, signed by Chief Research Officer and delivered to the Non-Developing Party.
                      In such event of Opt-in, the Non-Developing Party shall notify its exercise of its right to Opt-in in writing to the JDC (the “Opt-in Notification”).
                    (2) Extension of the Opt-in Period. In the event a Developing Party is required to supply additional information pursuant to Section 4.3(c)(ii)(4) above and there are fewer than [ * ] remaining in the relevant Opt-in Period, such Opt-in Period shall be extended to

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such date that is [ * ] after the provision of such additional information. The Non-Developing Party may, at its sole discretion, notify the Developing Party in writing before the expiration of its rights set forth herein, that it waives such rights and such Opt-in rights shall thereby terminate.
               (3) Opt-in Payment. The Opt-in Party shall reimburse to the Developing Party its share of the Pre Opt-in Development Costs determined as follows (the “Opt-in Payment”).
(A) Calculation of the Opt-in Payment
        The Opt-in Payment will be equal to the relevant percentage as set forth below applied to (i) [ * ] and (ii) [ * ]
                         (A) The relevant percentage shall be [ * ] if the Opt-in Party exercises its Opt-in during Opt-in Period 1;
                         (B) The relevant percentage shall be [ * ] if the Opt-in Party exercises its Opt-in during Opt-in Period 2;
                         (C) The relevant percentage shall be [ * ] if the Opt-in Party exercises its Opt-in-during Opt-in Period 3;
                         (D) The Opt-in Payment shall be [ * ] if the Opt-in Party exercises its Opt-in during Opt-in Period 4;
                         (E) The Opt-in Payment shall be [ * ] if the Opt-in Party exercises its Opt-in during Opt-in Period 5.
                         (B) Timing of Reimbursement of Pre Opt-in Development Costs. Within [ * ] as from the Opt-in Notification, the Opt-in Party shall pay to the Developing Party the Opt-in Payment.
                         (C) Disputes. The Opt-in Party may audit Pre Opt-in Development Costs submitted by the Developing Party pursuant to this Agreement or may appoint internationally-recognized professional accountants to do so. In the event that the Opt-in Party reasonably disputes specific items contained in the Developing Party’s calculation of Pre Opt-in Development Costs, the Opt-in Party shall pay the amounts not in dispute or in question and such disputed or questioned amounts shall be submitted to the JDC which shall promptly meet or confer to resolve such disputes or questions. Within [ * ] following resolution of such matters, one Party shall pay or reimburse to the other Party the appropriate remaining balance. In the event the JDC is not able to resolve a dispute concerning the Opt-in Payment under this Section, the dispute shall be referred to the Executive Officers and in case of failure of the Executive Officers to resolve this dispute, the Parties shall follow the dispute resolution procedure in Article XIV of this Agreement.

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               (iv) Joint Development After Opt-in. After any Opt-in, the Parties shall agree upon a Joint Subsequent Development Plan and a Joint Subsequent Development Budget relating to the development to be conducted jointly. The provisions of Section 4.3(b) of this Agreement shall apply to the Subsequent Development as from the Opt-in Notification.
               (v) Non-Exercise of Opt-in by the Non-Developing Party. In the event the Non-Developing Party does not Opt-in, the Developing Party shall have the right to use, import and commercialize the Product Improvement in the Developing Party’s territory and in the Non-Developing Party’s territory, provided, however, that the Developing Party shall commercialize the Product Improvement in the Non-Developing Party’s territory under a trademark other than the Licensed Trademarks.
                    For this purpose:
                    (A) if the Non-Developing Party is Ipsen, the Parties shall negotiate in good faith the terms and conditions of an exclusive, royalty-bearing license under any Ipsen Patent Rights which would Cover the Product Improvement in the European Territory and the GTx Territory ;
                    (B) if the Non-Developing Party is GTx, the Parties shall negotiate in good faith the terms and conditions of an exclusive, royalty-bearing license under any GTx Patent Rights which would Cover the Product Improvement in the GTx Territory.
     4.4 Documentation and Data.
          (a) Ipsen Access to GTx Know-How. GTx shall provide Ipsen with copies of the GTx Know-How and Ipsen shall be authorized to use and reference the same in its applications for Regulatory Approvals and regulatory compliance activities in relation to such Regulatory Approvals. GTx shall, upon reasonable request therefore by Ipsen, provide appropriate authorization letters to relevant regulatory bodies in the European Territory within sixty (60) days from such request to enable Ipsen to reference any Licensed Product Active Substance Master Files (“ASMFs”) Controlled by GTx for the purposes of Ipsen’s applications for Regulatory Approval and regulatory compliance activities in the European Territory. If requested by Ipsen, GTx shall also provide Ipsen with an appropriate authorization letter from Orion to enable Ipsen to reference all applications or filings for Regulatory Approvals for Fareston and related ASMFs (as defined and identified in Article 7.5.3 and Schedule E of the Orion License) for the purpose of applying for and supporting Regulatory Approval of Licensed Products within the European Territory. In case of Ipsen’s requests to be provided with copies of GTx Know-How which is controlled by a Third Party and for which Orion would charge to GTx direct out-of-pocket costs for making such copies and providing such GTx Know-How, Ipsen shall reimburse GTx for these costs.
          (b) Each Party to Provide the Other With Information Necessary for Development. Each Party shall provide the other Party, within thirty (30) days from request, copies of, which may be in partially or wholly electronic form, or access to relevant documentation, information, data and reports related to its Development in its respective territory

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of any of the Licensed Products, to the extent such information and documentation are under the disclosing Party’s Control and possession (and such information and documentation is freely disclosable), in each case to the extent reasonably necessary or useful to Develop and Market such Licensed Products in each of the Party’s respective territories
ARTICLE V
LICENSES
     5.1 Non-Exclusive Licenses to Conduct Development. Subject to the terms and conditions of this Agreement, GTx grants to Ipsen a non-exclusive, royalty-free license under the GTx Patents and GTx Know-how to conduct development of Licensed Product for any Indication.
     5.2 Exclusive License to Conduct Commercialization Activities. Subject to the terms and conditions of this Agreement, GTx hereby grants to Ipsen an exclusive (except as to GTx’s rights under Section 4.2(e) as to the PIN Indication), royalty-bearing license, with the right to grant sublicenses, under GTx Patents and GTx Know-how to develop, use, sell, have sold, offer for sale, import, export, and distribute Licensed Product for any Indication within the European Territory. For clarity, GTx retains rights under the GTx Patents and GTx Know-how to use, sell, have sold, offer for sale, import, export, and distribute Licensed Product for any Indication within the GTx Territory.
     5.3 Exclusive License Under Licensed Trademarks. GTx hereby grants to Ipsen an exclusive, royalty-free license, with the right to grant sublicenses, under Licensed Trademarks, to develop, use, sell, have sold, offer for sale, and distribute Licensed Product for any Indication within the European Territory, provided that the license rights relating to the Licensed Trademark pertaining to the PIN Indication (as long it is different from the Licensed Trademark for the ADT Indication) shall terminate in the event Ipsen shall fail to make the Election.
     5.4 Sublicensing. Ipsen may grant sublicenses under Sections 5.1, 5.2 and 5.3 of this Agreement without GTx’s prior written consent. Any sublicense granted by Ipsen in accordance with Section 5.1, 5.2 and Section 5.3 of this Agreement shall be granted pursuant to a written agreement that subjects such sub-licensee to all relevant restrictions, limitations and obligations in this Agreement. Ipsen shall be responsible for failure by its sub-licensees to comply with, and Ipsen guarantees to GTx, the compliance by each of its sub-licensees with, all relevant restrictions, limitations and obligations in this Agreement. In the event of a material default by any sub-licensee under a sublicense agreement, Ipsen will inform GTx and take such action, after consultation with GTx, that, in the sublicensing Party’s reasonable business judgment, is required to address such default.
     5.5 Independent Research. Each Party is free to develop other pharmaceutical products independent of this Agreement, including without limitation, any other SERM products that are not Licensed Products. Neither Party has an obligation to disclose Information relating

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to medicinal chemistry nor other topics relating to SERMs, except to the extent such Information relates to Licensed Product.
5.6 Obligations With Respect to Competing Products.
          (a) [ * ].
          (b) [ * ].
[ * ].
     5.7 Ipsen’s Right of First Negotiation.
          (a) GTx undertakes to regard Ipsen as its preferential partner for the development, marketing, sale and distribution of SERMs in the field of the prevention and treatment of prostate cancer or side effects related thereto or any other Indication in which the Parties jointly develop or commercialize a Licensed Product (the “Field”). Consequently, in the event GTx acquires, gains Control or develops a SERM that can be used in the Field, GTx grants to Ipsen a right of first negotiation to negotiate in good faith an agreement(s) under commercially reasonable terms and conditions regarding the development, marketing, sale and distribution of such SERM that can be used in the Field in the European Territory.
          (b) [ * ].
     5.8 GTx’s Right of First Negotiation.
          (a) Ipsen undertakes to regard GTx as its preferential partner for the development, marketing, sale and distribution of SERMs in the field of the prevention and treatment of prostate cancer or side effects related thereto or any other Indication in which the Parties jointly develop or commercialize a Licensed Product (the “Field”). Consequently, in the event Ipsen acquires, gains Control or develops a SERM that can be used in the Field, Ipsen grants to GTx a right of first negotiation to negotiate in good faith an agreement(s) under commercially reasonable terms and conditions regarding the development, marketing, sale and distribution of such SERM that can be used in the Field in the GTx Territory.
          (b) [ * ].
     5.9 Further Negotiations.
               (a) [ * ].
               (b) [ * ]
               (c) [ * ].

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ARTICLE VI
COMMERCIALIZATION; REGULATORY COMPLIANCE
     6.1 Commercialization and Marketing Responsibilities. Subject to Ipsen’s failure to make the Election pursuant to Section 4.2(e)(iii) of this Agreement pertaining to the PIN Indication, Ipsen shall have the sole right and obligation to market all Licensed Products within the European Territory, and shall therefore have full and exclusive decision making authority with respect to all Commercialization Activities for all Licensed Product within the European Territory, including pricing decisions. GTx shall have the sole right and obligation to market all Licensed Products within the GTx Territory, and shall therefore have full and exclusive decision making authority with respect to all Commercialization Activities for all Licensed Product within the GTx Territory, provided that such decisions are consistent with this Agreement. Notwithstanding the foregoing, each Party shall consider in good faith any comments or concerns expressed by the other Party regarding such Commercialization Activities that would materially affect the other Party’s development, marketing, and commercialization of Licensed Products in its respective territory. No Party shall be required to undertake any activity under this Agreement which it believes, in good faith, may violate any law.
     6.2 Marketing and Sales Committee. GTx and Ipsen will form a Marketing and Sales Committee at [ * ] prior to the first anticipated Launch Date of a Licensed Product in the European Territory. The Marketing and Sales Committee shall be comprised of equal numbers from each Party [ * ] of reasonably qualified representatives, and shall meet from time to time [ * ], at mutual agreeable times and locations, to discuss Ipsen’s proposed Marketing and Sales Plan for Licensed Product. Ipsen will have the final responsibility, with the cooperation and assistance of GTx, for defining the resources required for the Marketing and sale of the Licensed Product within the European Territory, and for establishing marketing and promotion strategies with respect to the Licensed Product and budgets therefor. [ * ].
     6.3 Marketing and Sales Plan and Reports. At [ * ] prior to the first anticipated Launch Date, Ipsen shall submit to GTx a Marketing and Sales Plan for its review and comment provided that GTx shall not have approval rights with respect to such Marketing and Sales Plan. The Marketing and Sales Plan shall set forth, among other items, the projected Annual Net Sales and the projected advertising and promotion budgets for such year. The Marketing and Sales Plan shall be updated at least annually by Ipsen and submitted to GTx for review and comment by [ * ] of each calendar year. In addition, within [ * ] at the end of each calendar year, Ipsen shall provided a marketing and sales report for each Major Country in which a Licensed Product is launched, which report shall include a description of sales, marketing and promotion activities and a list of scientific conferences or other events involving the Licensed Product in which Ipsen has participated.
     6.4 Medical Inquiries. Ipsen shall respond to all medical questions or inquiries relating to Licensed Product within the European Territory, which are directed to its respective sales representatives or other personnel, including Affiliates or sublicensees, unless such question or inquiry can be answered by reference to EMEA’s or other Regulatory Agencies’ approved labeling and package insert. Ipsen and GTx agree that they will share with each other

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all relevant medical information and inquiries pertaining to Licensed Product in order for each Party to be able to comply with all applicable law, including the requirements of any Regulatory Agency, and to facilitate the exchange of medical information, each Party agrees to designate a medical liaison to whom medical questions or inquiries relating to Licensed Product may be directed.
     6.5 Regulatory Contact. At any time during the term, each Party shall notify the other Party’s Regulatory Affairs Department upon being contacted by the FDA, the EMEA or any other Regulatory Agency with respect to Licensed Product and shall specify the nature of such inquiry. GTx shall retain responsibility for communicating with the FDA provided that GTx agrees to take into account any reasonable suggestion of Ipsen in the event the inquiry may affect any development activities conducted by GTx which is supporting the development activities conducted by Ipsen. During the term, Ipsen shall retain responsibility for communicating with all Regulatory Agencies in the European Territory provided that Ipsen agrees to take into account any reasonable suggestion of GTx in the event the inquiry may affect any development activities conducted by GTx for any Licensed Product.
     6.6 Regulatory Compliance. Ipsen shall comply in all material respects with all applicable laws, rules, and regulations in the development and commercialization of Licensed Products in the European Territory under this Agreement. Ipsen shall retain exclusive authority and responsibility for handling, in any manner it deems appropriate, any disputes or law suits with any Regulatory Agencies regarding the regulatory status of Licensed Product within the European Territory. Notwithstanding the foregoing, Ipsen shall consider in good faith any comments or concerns communicated by GTx to Ipsen regarding such regulatory disputes that would materially affect GTx’s development, Marketing, and commercialization of Licensed Products in the GTx Territory.
     6.7 Commercialization Efforts. On a country by country basis, during the period commencing with Regulatory Approval and Pricing and Reimbursement Approval in a Major Country, and for the remainder of the Term, Ipsen, its Affiliates and/or sublicensees shall use commercially reasonable efforts to promote, market, distribute and sell the Licensed Product in such Major Country and in other countries within the European Territory where Regulatory Approval and Pricing and Reimbursement Approval has been obtained for the Licensed Product. [ * ]:
(i)	[ * ];

(ii)	[ * ];

(iii)	[ * ]

(iv)	[ * ]; and

(v)	[ * ].
     6.8 Product Launch.

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                    (a) Timing of Launch. Ipsen shall use commercially reasonable efforts to launch the Licensed Product in any Indication [ * ] in every Major Country of the European Territory and other countries within the European Territory where Ipsen, its Affiliates and/or sublicensees have obtained Regulatory Approval and Pricing and Reimbursement Approval for the Licensed Product in such Indication. Notwithstanding the foregoing, Ipsen, its Affiliate or a sublicensee may, acting in good faith in the exercise of its reasonable business judgment, determine either to delay the launch of the Licensed Product for use in a given Indication or not to launch the Licensed Product for use in a given Indication in any given country in the European Territory other than a Major Country, which decision to delay or not to launch shall not be deemed a failure to use commercially reasonable efforts. Further, Ipsen’s, its Affiliates’ or a sublicensee’s decision to delay the launch of the Licensed Product for use in a given Indication in any Major Country for up to [ * ] after Ipsen or its Affiliates shall have obtained Regulatory Approval and Pricing and Reimbursement Approval in such country, will not be deemed a failure to use commercially reasonable efforts pursuant to Section 6.7 to the extent that Ipsen can demonstrate that such delay was attributable to bona fide business reasons affecting the Licensed Product.
                    (b) Decisions Not to Launch. Notwithstanding the provisions of Section 3.6 of this Agreement, Ipsen shall promptly notify GTx in writing if Ipsen, its Affiliate or a sublicensee, as applicable, determines to delay the launch of the Licensed Product for use in a given Indication in any Major Country after obtaining Regulatory Approval and Pricing and Reimbursement Approval of Licensed Product therefor. If such decision is due to any reasons other than the potential for, or the existence of, adverse business effects in such Major Country, or under the conditions set forth in Section 3.6 of this Agreement, then such decision shall be deemed a material breach of this Agreement.
     6.9 Commercialization in European Territory. Ipsen shall set all prices for all Licensed Product within the European Territory, shall obtain Pricing and Reimbursement Approvals for Licensed Product as may be required, shall be responsible for distribution of each Licensed Product within the European Territory and shall book all sales for Licensed Product within the European Territory.
     6.10 Advertising and Promotion. With respect to printed promotional materials or printed educational materials for Licensed Product within the European Territory, Ipsen shall be solely responsible for the content of such materials and the preparation thereof, at its sole expense.
     6.11 Additional Support by GTx. If either Party desires the other Party to participate in marketing activities, such as by participating in global marketing programs, providing medical liaison support or other Licensed Product specialty support, the Parties shall discuss the proposed activities. If the Party being requested to participate or provide services agrees in writing to participate or conduct such activities, the Marketing and Sales Plan shall be revised to reflect such activities and the Party making the request shall reimburse the other Party on an FTE Cost plus out-of-pocket cost basis for such support, provided however that in the case such marketing activities shall benefit both Parties, each Party shall be responsible for paying its own costs and expense.

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ARTICLE VII
SUPPLY OF LICENSED PRODUCT
     7.1 Manufacture and Supply of Licensed Product. Ipsen, GTx and Orion shall enter into a partial assignment agreement whereby GTx shall assign to Ipsen all rights and obligations pertaining to the manufacture and the supply of Licensed Product for the European Territory. As the result of such assignment, Ipsen shall directly purchase the Licensed Product from Orion and GTx shall have no responsibility whatsoever with respect to such supply.
     7.2 Technology Transfer in Event of Termination of Supply by Orion. In the event that Orion terminates supply of Licensed Product to GTx and Ipsen for any reason whatsoever, then the Parties agree to collaborate with one another in good faith to establish one or more alternate manufacturing sites (either itself or through its Affiliates or Third Parties) to manufacture and supply Licensed Product in the manner and to the extent necessary and appropriate to meet the needs of both Parties, provided that in case of disagreement of the Parties on the manufacturing sites, each Party shall have the right to select such alternate manufacturer(s) and site(s) for its own supply.
ARTICLE VIII
CONFIDENTIALITY
     8.1 Confidentiality Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, for the term of this Agreement and for [ * ] thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as permitted in this Agreement any Information and other information and materials furnished to it by the other Party pursuant to this Agreement; any provisions of this Agreement that are the subject of an effective order of the Securities Exchange Commission granting confidential treatment pursuant to the Securities Act of 1934, as amended; and any Information developed during the term of, and pursuant to, this Agreement (collectively, “Confidential Information”), except to the extent that it can be established by the receiving Party that such Confidential Information:
               (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;
               (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;
               (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

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               (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; and
               (e) was independently developed by the receiving Party without reliance on, use of or access to Confidential Information of the other Party as shown by competent documentary evidence.
     8.2 Authorized Disclosure.
               (a) Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations, or conducting Pre-Clinical Studies or Clinical Trials; provided, however, that if a Party is required by law or regulation to make any such disclosures of the other Party’s Confidential Information it will, except where impracticable for necessary disclosures (for example in the event of medical emergency), give reasonable advance notice to the other Party of such disclosure requirement (e.g., filings with the SEC and stock markets) and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed, unless in the opinion of such disclosing Party’s legal counsel such Confidential Information is legally required to be fully disclosed. In addition, and with prior notice to the other Party of each Third Party with whom a confidential disclosure agreement is being entered into, each Party shall be entitled to disclose, under a binder of confidentiality containing provisions as protective as those of this Article, Confidential Information to any Third Party on a need to know basis for the purpose of carrying out the purposes of this Agreement. Nothing in this Article shall restrict any Party from using for any purpose any Confidential Information independently developed by it without access to or use of the other Party’s Confidential Information during the term of this Agreement, or from using Confidential Information that is specifically derived from Pre-Clinical Studies or Clinical Studies to perform marketing, sales or professional services support functions as is customary in the pharmaceutical industry.
     (b) Notwithstanding anything herein to the contrary, either Party (and any employee, representative, or other agent of either Party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. For the purposes of the foregoing sentence, (i) the “tax treatment” of a transaction means the purported or claimed federal income tax treatment of the transaction, and (ii) the “tax structure” of a transaction means any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction.
     8.3 Survival. Sections 8.1 through 8.3 of this Article shall survive the termination or expiration of this Agreement for a period of [ * ].

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     8.4 Publications. Except to the extent set forth in Sections 8.2 and 8.5 of this Agreement, each Party (the “Publishing Party”) shall provide to the other Party (the “Reviewing Party”) the opportunity to review any proposed scientific/technical publications or scientific presentations which relate to Toremifene and/or Licensed Product as early as reasonably practical, but at least [ * ] prior to the intended submission for publication (except with the written consent of the Reviewing Party). The Reviewing Party will provide the Publishing Party with its response to its request to publish within [ * ] of receipt of such request. In the event that the Reviewing Party identifies any Confidential Information of the Reviewing Party contained within or referenced in such publication and the Reviewing Party requests the Publishing Party to remove such Confidential Information, the Publishing Party shall comply with such request. No publication shall be made by the Publishing Party without the written agreement of or approval from the Reviewing Party. However, the failure of the Reviewing Party to respond to such request within such [ * ] period shall be deemed to be approval of such request and the Publishing Party shall then be free to proceed with said publication or presentation. Notwithstanding the foregoing, publications regarding Commercialization activities or that are reasonably needed to effectively Commercialize a Licensed Product may be made by the Publishing Party even if the Reviewing Party does not approve, provided that the Reviewing Party may request a reasonable delay on such publication to seek patent protection on any patentable inventions disclosed therein.
     8.5 Public Disclosures. Subject to the further provisions of this Article VIII, each Party shall not originate any written publicity, news release or public announcement, whether to the public or press, concerning this Agreement, including the subject matter to which it relates, performance under it or any of its terms, or any amendment hereto, without first obtaining the other Party’s prior written approval, which shall not be unreasonably withheld or delayed, provided that in the event the Parties shall have previously approved the form of a press release or other publicly disseminated disclosure, either Party shall be free to disclose publicly substantially the same information in subsequent public releases without having to obtain other Party’s consent thereto. Additionally, the Parties acknowledge that as public companies certain information is required by law to be filed by the Parties with certain agencies or authorities. In connection herewith, Ipsen acknowledges that GTx will have to file the Agreement with the U.S. Securities and Exchange Commission (“SEC”) as a “material agreement” of GTx, but GTx shall do so under a request for confidential treatment which shall be submitted to Ipsen for its approval (not to be unreasonably withheld or delayed) prior to submission. Once information is disclosed to the SEC, any similar information which is not subject to confidential treatment may be disclosed by GTx in subsequent public filings or in public disclosures without having to first obtain Ipsen’s prior written approval.
ARTICLE IX
OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS
     9.1 Ownership. Each Party shall solely own, and that Party alone shall have the right to apply for, Patents for any Ipsen Inventions or GTx Inventions. Joint Inventions shall be owned jointly by GTx and Ipsen, without a duty of accounting. For clarity, either Party shall be free to grant licenses or other rights under Joint Inventions, to the extent consistent with the

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licenses granted to the other Party pursuant to this Agreement. The law of joint ownership of inventions of the United States shall apply to any joint ownership of Patents claiming joint inventions of the Parties.
     9.2 Invention Disclosures. Each Party shall promptly provide to the other Party any Invention disclosure submitted in the normal course of its operations and disclosing an Invention arising during the course of and pursuant to this Agreement.
     9.3 Disclosure of Provisional and Non-Provisional Patent Applications. Each Party shall provide to the other, within a reasonable time prior to filing, a copy of each non-provisional patent application proposed to be filed by such Party disclosing an Invention arising during the course of and pursuant to this Agreement and each Party shall provide to the other, immediately after filing, a copy of each provisional patent application actually filed by such Party disclosing an Invention. The contents of any patent application submitted to either Party pursuant to this Section 9.3 covering an Invention solely owned by such Party shall be deemed the Confidential Information of the Party providing such application.
     9.4 Patent Filings.
          (a) Ipsen Patent, GTx Patent and Joint Patent Filings. Each Party, at its sole discretion, responsibility, and cost shall prepare, file, prosecute and maintain its own Patents. GTx shall file, prosecute and maintain Patents to cover Joint Inventions. Ipsen and GTx shall pay fifty percent (50%) of all costs associated with the preparation, prosecution and maintenance of Joint Patents unless the Parties otherwise agree. The determination of the countries in which to file Joint Patents shall be made jointly by the Parties. GTx shall have the right to direct and control all material actions relating to the prosecution or maintenance of Joint Patents, subject to Ipsen’s ability to comment on such filings and GTx’s reasonable consideration of such comments. GTx shall provide prior written notice to Ipsen of the countries in which it intends to file, including conflict proceedings, reexaminations, reissuance, oppositions and revocation proceedings, provided, however, that Ipsen shall have the right to file or continue prosecution in countries in which GTx determines it wishes to abandon or not file such Joint Patent.
          (b) Ipsen and GTx Patent Strategy. GTx shall keep Ipsen apprised of the status of each Joint Patent for which it is responsible and shall seek the advice of Ipsen with respect to patent strategy and drafting applications and shall give reasonable consideration to any suggestions or recommendations concerning the preparation, filing, prosecution, maintenance and defense thereof. The Parties shall cooperate reasonably in the prosecution of all Joint Patents and other GTx Patents covering Licensed Products and shall share all material information relating thereto, including all material communications from patent offices, promptly after receipt of such information. If the Parties are unable to agree as to any aspect of patent prosecution of a Joint Patent or a Patent covering a Licensed Product, each Party at its expense shall be free to take whatever action it deems appropriate to protect the Joint Invention or Licensed Product, including the filing of patent applications subject to prior notification of the other Party. If, during the term of this Agreement, the filing Party intends to allow any Patent covering a Licensed Product to which the Party has license rights under this Agreement to lapse

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or become abandoned without having first filed a substitute, the filing Party shall, whenever practicable, notify the other Party of such intention at least sixty (60) calendar days prior to the date upon which such Patent shall lapse or become abandoned, and the other Party shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution, maintenance and defense thereof and all expenses related thereto.
          (c) Diligence in Patent Filings. The Parties agree to use reasonable efforts to ensure that any Patent filed outside of the United States prior to a filing in the United States will be in a form sufficient to establish the date of original filing as a priority date for the purposes of a subsequent filing in the United States.
          (d) Cooperation by Ipsen and GTx in Patent and Regulatory Filings. The Parties shall cooperate in order to avoid loss of any rights that may otherwise be available to the Parties under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, the Supplementary Certificate of Protection of the Member States of the European Union and other similar measures in any other country. Without limiting the foregoing, GTx shall notify Ipsen upon receipt of Regulatory Approval to market a Licensed Product in the United States, and Ipsen shall notify GTx upon receipt of Regulatory Approval to market a Licensed Product in the EU. Both Parties agree to timely file such applications as they feel are appropriate or required to extend the patent term of the GTx Patents pertaining to Licensed Product. The obligations set forth in this Section shall apply with respect to patent term extensions, or the equivalent, in any other country. Any application for patent term extension of the GTx Patents in the United States shall be made by GTx.
     9.5 Third Party Patent Rights. Except as expressly provided in Section 10.1 of this Agreement, neither Party makes any warranty with respect to the validity, perfection or dominance of any Patent or other proprietary right or with respect to the absence of rights in Third Parties which may be infringed by the manufacture or sale of any Licensed Product. Each Party agrees to bring to the attention of the other Party any Patent or Patent application it discovers, or has discovered, and which relates Toremifene or any Licensed Product.
     9.6 Enforcement Rights.
          (a) Notification of Infringement. If either Party learns of any infringement or threatened infringement by a Third Party of a GTx Patent or a Joint Patent, such Party shall promptly notify the other Party and shall provide such other Party with all available evidence of such infringement.
          (b) Enforcement. GTx shall have the right, but not the obligation, to institute, prosecute and control at its own expense any action or proceeding with respect to infringement by any Third Party of any GTx Patents (including Joint Patents) covering the manufacture, use, importation, exportation, sale or offer for sale of Licensed Product by reason of the manufacture, use or sale of products competitive with Licensed Product, using counsel of its own choice. Ipsen shall have the right, at its own expense, to be represented in any such action by counsel of its own choice. If GTx fails to bring such an action or proceeding or otherwise take appropriate action to abate such infringement within a period of one hundred

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eighty (180) calendar days of notice by Ipsen to GTx requesting action, Ipsen will have the right but not the obligation to bring and control, at its expense, any such action or proceeding relating to GTx Patents by counsel of its own choice and GTx will have the right to be represented in any such action by counsel of its own choice and at its own expense.
          (c) Settlement with a Third Party. The Party that controls the prosecution of a given action shall also have the right to control settlement of such action; provided, however, that if one Party controls such action, no settlement shall be entered into without the written consent of the other Party if such settlement would materially and adversely affect the interests of such other Party. If the other Party shall refuse to grant such consent, then the dispute will be resolved pursuant to Article XIV.
          (d) Damage Award or Settlement Payments. Any damage award or settlement payments made to either or both of GTx or Ipsen in connection with any such action relating to infringement of a GTx Patent or a Joint Patent, whether obtained by judgment, settlement or otherwise shall be allocated, (i) first, to the Party which initiated and prosecuted the action to recoup all of its costs and expenses incurred in connection with the action, (ii) second, to the other Party, to recover all of its costs and expenses incurred in connection with the action, and [ * ].
          (e) Defense and Settlement of Third Party Claims. If a Third Party asserts that a patent, trademark or other intangible right owned by it is infringed by the manufacture, use, or sale of any Licensed Product, GTx shall have the first right, but not the obligation, to defend the Parties against any claim by a Third Party that the development, use, sale, offer for sale, export or import of Licensed Product in the European Territory infringes Third Party intellectual property rights but no settlement may be entered into without the written consent of Ipsen if such settlement would materially and adversely affect Ipsen’s interests in any Licensed Product. Ipsen shall have the right to participate in the defense of such claim at its cost and expense but shall not take any position inconsistent with GTx’s position on such issues. In the event GTx chooses at in its sole discretion not to defend such suit, Ipsen shall have the right but not the obligation to defend such suit, provided that Ipsen shall not settle any action pursuant to this Section without GTx’s consent, such consent not to be unreasonably withheld.
     9.7 Allocation of Patent Expenses. On a country-by-country basis, Patent Expenses arising from GTx Patents shall be borne solely by GTx, Patent Expenses arising from Ipsen Patents shall be borne solely by Ipsen and Patent Expenses arising from Joint Patents shall be borne equally by the Parties, unless otherwise agreed.
     9.8 Assignment of Joint Patents. Neither Party may assign its rights under any Joint Patent except with the prior written consent of the other Party; provided, however, that either Party may assign such rights without consent to an Affiliate or other permitted assignee under this Agreement in connection with a merger or similar reorganization or the sale of all or substantially all of its assets.
     9.9 Trademarks.

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          (a) The Licensed Product will be marketed in the European Territory under the Licensed Trademark, provided, however that (i) if the Licensed Product is subject to a centralized Regulatory Approval process with the EMEA, the Licensed Product will be marketed in the European Territory under the Licensed Trademark if approved by the EMEA or any other trademark as determined jointly by the Parties and approved by the EMEA and (ii) in specific countries of the European Territory where the use of the Licensed Trademark is not permitted by law or is not appropriate including for reasons relating to language or custom, Ipsen shall have the possibility to use a different trademark, subject to GTx’s prior written approval which shall not be unreasonably withheld or delayed. GTx shall be responsible for securing and for maintaining registrations for the Licensed Trademark in the European Territory and shall use reasonable commercial efforts in that regard, provided, however, that GTx shall not be deemed to have breached this Agreement if it is unable to obtain registration of the Licensed Trademark in every country in the European Territory. In the event, despite its reasonable commercial efforts, GTx is unable to obtain or maintain registrations for the Licensed Trademark in some country(ies) in the European Territory, the Parties shall negotiate in good faith concerning the use of such other trademarks as may be available for marketing the Licensed Product in those countries.
          (b) GTx and Ipsen shall cooperate with each other and use reasonable efforts to protect the Licensed Trademark from infringement by Third Parties. Without limiting the foregoing, each Party shall promptly notify the other Party of any known, threatened or suspected infringement, imitation or unauthorized use of or unfair competition relating to the Licensed Trademark. GTx shall have the first right to determine in its discretion whether to and to what extent to institute, prosecute and/or defend any action or proceedings involving or affecting any rights relating to the Licensed Trademark. Upon GTx’s reasonable request, Ipsen shall cooperate with and assist GTx in any of GTx’s enforcement efforts with respect to the Licensed Trademark. GTx shall promptly inform Ipsen if GTx elects not to take action against any actual or suspected infringement of the Licensed Trademark, in which case, Ipsen shall then have the right, but not the obligation, to bring or assume control of any action against the allegedly infringing third party as Ipsen determines may be necessary, provided, however, that Ipsen shall not enter into any settlement or compromise of any claim relating to the Licensed Trademark without the prior written consent of GTx. In the event that Ipsen brings or assumes control of any such action, then GTx agrees to reasonably assist Ipsen in connection therewith. In either case, the Party that initiated and prosecuted, or maintained the defense of the action shall bear all of the costs and expenses (including reasonable attorneys’ fees) incurred in connection with the action and shall be entitled to recoup those amounts in the event of recovery, by settlement or otherwise. The amount of any recovery remaining shall be shared equally by the Parties.

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ARTICLE X
REPRESENTATIONS AND WARRANTIES
     10.1 Representations and Warranties.
               (a) Parties’ Representations and Warranties. Each of the Parties hereby represents and warrants to the other Party as follows:
                    (i) Parties’ Authority to Enter Into Agreement. This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms. The execution, delivery and performance of the Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, provided that for purposes hereof, Each Party expressly represents and warrants that it has the full power and authority to enter into this Agreement and to carry out the obligations contemplated hereby.
                    (ii) Compliance with Laws. It shall comply with all applicable local, state, national, regional and governmental laws and regulations relating to its activities under this Agreement.
                    (iii) No Debarment. It has not been and will not be debarred under Section 306 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. 335a(a) or (b). In the event that such Party becomes aware of, or receives notice of, the debarment of any individual, corporation, partnership, or association performing activities which relate to the Products, it shall notify the other Party immediately and address the issue as directed by the other Party.
               (b) GTx Representations and Warranties to Ipsen. GTx hereby represents and warrants to Ipsen as follows:
                    (i) GTx Patents. GTx warrants and represents that, to the best of its knowledge as of the Effective Date, (A) Exhibit A of this Agreement sets forth all of GTx Patents as of the Effective Date which are directed to the composition of matter or use of Toremifene in Licensed Products, (B) the GTx Patents which have been granted and for which any period for filing a protest shall have expired are valid, in full force and enforceable, (C) there are no existing valid Third Party patents in the European Territory that might be infringed by the sale of the Initial Products by Ipsen under this Agreement and (D) the use and/or sale of the Licensed Products in the ADT and PIN Indications in the European Territory will not in the absence of a license from GTx infringe any patents owned or Controlled by GTx other than the GTx Patents
                    (ii) Infringement. As of the Effective Date, it has not received any notices of infringement or any written communications relating in any way to a possible infringement with respect to Initial Products, and it is not aware that the manufacture, use or sale

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of Initial Products as set forth herein infringes any Third Party patent rights which have not been licensed to GTx.
                    (iii) GTx’s Power and Authority. GTx expressly represents and warrants that it has the full power and authority to enter into this Agreement and to carry out the obligations contemplated hereby. GTx expressly represents and warrants that to its knowledge it owns (in whole or in part) or otherwise Controls all Patents and Know-How that are the subject of the licenses granted to Ipsen herein.
                    (iv) UTRF and Orion Consents. GTx expressly represents and warrants that no consents are required to be obtained from UTRF and Orion under the GTx Licenses relating to the execution of this Agreement other than the consent of Orion for the assignment of supply rights to Ipsen for the European Territory.
                    (v) GTx Prior Obligations. As at the Effective Date, GTx is obligated under only the GTx Licenses to pay to any Third Party royalties with respect to Licensed Products for any Indication.
                    (vi) GTx Licenses. GTx warrants that as of the Effective Date, (i) the GTx Licenses are in full force and in effect in accordance with their terms, (ii) GTx is not in default or breach in any material respect of the GTx Licenses and (iii) to GTx’s knowledge, there is no cause of early termination of the GTx Licenses. GTx shall (i) comply with and observe in all material respects its obligations under the GTx Licenses and (ii) not terminate or otherwise modify any terms or conditions of the GTx Licenses in any manner that would materially adversely affect Ipsen’s rights under this Agreement without the prior written consent of Ipsen.
               (c) Ipsen Representations and Warranties to GTx. Ipsen hereby represents and warrants to GTx as follows:
                    (i) Acceptance of Obligations and Duties. Ipsen acknowledges receipt of copies of the GTx Licenses and agrees to be bound by the terms thereof as far as these terms are applicable to Ipsen.
                    (ii) Ipsen’s Power and Authority. Ipsen expressly represents and warrants that it has the full power and authority to enter into this Agreement and to carry out the obligations contemplated hereby.
     10.2 Performance by Affiliates. The Parties recognize that each Party may perform some or all of its obligations under this Agreement through Affiliates, provided, however, that each Party shall remain responsible for and be a guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

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ARTICLE XI
INFORMATION AND REPORTS
     11.1 Information and Reports During Development and Commercialization. Ipsen and GTx will disclose and make available to each other upon written request and without charge (other than reimbursement to the providing Party for reasonable duplicating, postage and related expenses) all pre-clinical, clinical, quality, regulatory, commercial, marketing, promotion, pricing, sales and other Information, including copies of all preclinical and clinical reports, known by Ipsen or GTx that directly concern Licensed Product, as provided for in this Agreement. Each Party will use commercially reasonable efforts to disclose to the other Party all significant Information relating to Licensed Product promptly after it is learned or its significance is appreciated. GTx shall own and maintain the combined database of clinical trial data accumulated from all clinical trials of Licensed Product and of adverse drug event information for all Licensed Product. Without limitation of the foregoing, each Party shall supply to the other the Information required by the other Party and reasonably requested by it (either as a routine practice or as a specific request) for purposes of compliance with regulatory requirements relating to Licensed Product.
     11.2 Complaints. Each Party shall maintain a record of all complaints it receives with respect to any Licensed Product and shall inform the other Party of the receipt of such complaint.
     11.3 Safety Data Exchange Agreement. Within [ * ] calendar days of the Effective Date, the Parties and Orion will negotiate in good faith and execute a pharmacovigilance safety data exchange agreement, which shall include adverse event reporting, with terms and conditions that are customary in the industry.
     11.4 Records of Revenues and Expenses.
          (a) Maintenance; Audits. Each Party shall keep complete and accurate records which are relevant to revenues, costs, reimbursements and other payments to be made under this Agreement, including, without limitation, information used to calculate Net Sales, and royalty calculations, existing Third Party royalty payments due for licenses granted by such Third Parties, other license fees and other payments and royalties due under this Agreement. In connection herewith, Ipsen agrees that it shall maintain accurate records reflecting the actual purchases of Licensed Product made from Orion during the term of this Agreement, on a country by country basis, and the sales of each Licensed Product in each such country, including copies of invoices reflecting purchases of Licensed Product and other data supporting the consumption of such Licensed Product in each of the countries within the European Territory. Such records shall be open at the location(s) where such records are maintained, upon reasonable notice, during regular business hours and under obligations of confidence, for a period of [ * ] from creation of individual records. Upon the written request of GTx, Ipsen and GTx shall agree on a mutually acceptable date on which to permit an independent certified public accountant firm of an internationally recognized standing and selected by GTx to examine such records at its expense (not more often than once each year), for the sole purpose of verifying the accuracy of

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calculations, amounts and classifications of such revenues, costs or payments made under this Agreement. The accounting firm shall disclose to GTx and Ipsen whether the calculations were correct or incorrect, the specific details concerning any discrepancies and such other information that should properly be contained in any reports required under this Agreement. In the absence of material discrepancies (i.e., in those instances where discrepancy is less than [ * ] of the amounts payable under this Agreement) identified in any such audit, the accounting expenses shall be paid by GTx. If material discrepancies are identified by the independent accountant, the audited Party shall bear all accounting expenses. If such accounting firm concludes that additional royalties or other amounts were owed by Ipsen, Ipsen shall promptly pay any amounts due to the GTx. Upon the expiry of [ * ] following the end of any calendar year for which Ipsen made payment in full of all royalties and other amounts payable with respect to such calendar year, and in the absence of gross negligence or willful misconduct of Ipsen or a contrary finding by an accounting firm pursuant to this Section, such calculation shall be binding and conclusive upon the Parties and Ipsen shall be released from any liability or accountability with respect to royalties or other payments for such calendar year.
          (b) Any records or accounting information received by a Party from the other Party shall be Confidential Information for purposes of Article VIII of this Agreement. Results of any such audit shall be provided to both Parties, subject to Article VIII of this Agreement.
ARTICLE XII
TERM AND TERMINATION
     12.1 Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided in this Article XII of this Agreement, (a) the provisions relating to development and Commercialization shall continue in effect until the Parties are not developing or Commercializing any Licensed Product within the European Territory; and (b) the provisions relating to Commercialization shall continue in effect until the date on which Ipsen is no longer obligated to pay Royalty Payments to GTx on Net Sales of Licensed Product.

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     12.2 Termination for Material Breach.
          (a) Right to Terminate. Subject to the provisions of this Section, if either Party (the “Breaching Party”) shall have committed a material breach and such material breach shall remain uncured and shall be continuing for a period of [ * ] following receipt of notice thereof by the other Party (the “Non-Breaching Party”), then, in addition to any and all other rights and remedies that may be available, the Non-Breaching Party shall have the right to terminate this Agreement effective upon the expiration of such thirty (30) calendar day period. Any such notice of alleged material breach by one party (the “Accusing Party”) shall include a reasonably detailed description of all relevant facts and circumstances demonstrating, supporting and/or relating to each such alleged material breach by the other party (“Accused Breaching Party”).
          (b) Excuse. If the Accused Breaching Party, upon written notice delivered to the Accusing Party prior to the expiration of such [ * ] period, shall assert in good faith that any such alleged material breach described in the Accusing Party’s notice, whether in payment of moneys or otherwise, was not a material breach, or was excused by reason of material failure of performance by the other Party or Third Parties or by reason of Force Majeure, or shall otherwise in good faith dispute such alleged material breach, then the Parties shall continue to perform under this Agreement, subject to all of its terms and conditions, and the matter shall be resolved pursuant to the provisions of Article XIV of this Agreement. In such event, the Accusing Party shall not be entitled to terminate this Agreement pursuant to this Section unless and until (i) it shall be determined pursuant to Article XIV of this Agreement that the Accused Breaching Party has committed a material breach and (ii) such material breach has not been cured prior to such determination pursuant to Article XIV of this Agreement. To the extent that it is determined pursuant to a final and non-appealable decision under Article XIV of this Agreement that the Accused Breaching Party did commit a material breach and failed to cure the same within the period provided for in clause (ii) above, then the Accusing Party may immediately terminate this Agreement and, in addition to all damages determined pursuant to the provisions of Article XIV of this Agreement to be due and owing from the Breaching Party to the Non-Breaching Party under this Agreement, the Breaching Party shall be liable for the Non-Breaching Party’s reasonable attorneys’ fees incurred in connection with resolving such matter pursuant to Article XV of this Agreement. If a final and non-appealable decision is made under Article XIV of this Agreement that no material breach was committed by the Accused Breaching Party, then the decision maker under Article XIV of this Agreement may elect to require the Accusing Party to pay the Accused Breaching Party’s attorneys’ fees incurred in connection with resolving such matter if he or she determines that the Accusing Party’s basis for providing a notice of material breach to the other Party was not reasonable.
          (c) Termination. If the Non-Breaching Party terminates this Agreement pursuant to the provisions of Sections 12.2(a) and (b) of this Agreement, then the following provisions shall apply:
               (i) If the Non-Breaching Party that terminates this Agreement is Ipsen, then Ipsen’s license under Section 5.2 of this Agreement shall survive, subject, however, to the rights and interests of Orion and UTRF under the GTx Licenses. The Royalty Payments

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required to be paid to GTx by Ipsen under Article III of this Agreement shall survive but shall be offset by any damages incurred by Ipsen in connection with such material breach.
               (ii) If the Non-Breaching Party that terminates this Agreement is GTx, then the effects of termination as set forth in Section 12.5 of this Agreement shall apply.
          (d) Remaining Obligations. Except where expressly provided for otherwise in this Agreement, termination of this Agreement shall not relieve the Parties hereto of any liability, including any obligation to make payments hereunder, which accrued hereunder prior to the effective date of such termination, nor preclude any Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice any Party’s right to obtain performance of any obligation.
     12.3 Termination by Ipsen. Ipsen may terminate this Agreement upon the following circumstances :
               (a) For any reason whatsoever, with [ * ] prior written notice to GTx; provided, however, that in the event that termination is the result of a legitimate and documented concern over Safety, termination shall be effective [ * ] after written notice to GTx; and
               (b) With [ * ] prior written notice, in case of early termination of the Orion License (except in the event of the termination of the Orion License due to Orion’s breach pursuant to Section 21.2.2 of the Orion License) and/or the UTRF License (on account of the PIN Indication); provided, however, that in the case of the termination of the Orion License (except in the event of the termination due to Orion’s breach as herein provided) and/or the UTRF License (on account of the PIN Indication), GTx shall use its commercially reasonable efforts to ensure that, upon request from Ipsen, Orion and/or UTRF will agree to discuss with Ipsen with a view to negotiate the terms and conditions under which Orion and/or UTRF would be willing to collaborate with regard to the further development and commercialization of Licensed Product in the Indications in which GTx and Ipsen were previously developing and commercializing such Licensed Products, provided that any such further development and/or commercialization of the Licensed Products by Orion and Ipsen would be subject to and conditioned on a definitive written agreement to be negotiated between and executed by Orion and Ipsen.
     12.4 Bankruptcy. Either Party may terminate this Agreement, in whole or in part as applicable, effective immediately upon receipt of written notice to the other Party if such other Party is adjudged bankrupt or has had filed against it any petition under any bankruptcy, insolvency or similar laws or has had a receiver appointed for its business or property, and in each case such petition or appointment of receiver shall not have been dismissed within ninety (90) days of such filing or appointment, or each Party makes a general assignment for the benefit of its creditors.
     12.5 Effect of Termination by GTx Under Section 12.2 of this Agreement or Termination by Ipsen Under Section 12.3 of this Agreement. If GTx terminates this Agreement for Material Breach by Ipsen pursuant to Section 12.2 of this Agreement or if Ipsen

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terminates this Agreement pursuant to Section 12.3 of this Agreement, Ipsen shall continue to be obligated during the termination notice period to perform all of its obligations under this Agreement, including its obligation to pay Initial Development Expenses. In addition, as a result of any such termination:
(a)	[ * ]

(b)	[ * ]

(c)	[ * ]

(d)	[ * ]

(e)	[ * ]

(f)	[ * ]

(g)	[ * ] and

(h)	[ * ]
     12.6 Permitted or compulsory assignment other than to Affiliate or by merger or reorganization. [ * ].
     12.7 Surviving Rights. The rights and obligations set forth in this Agreement shall extend beyond the term or termination of the Agreement only to the extent expressly provided for herein, or the extent that the survival of such rights or obligations is necessary to permit their complete fulfillment or discharge. Without limiting the foregoing, Sections 3.10, 8.1, 8.2, 8.3, 9.1, 11.4, 12.2 and 12.3 (as to activities occurring during the term of the Agreement), 12.4, 12.5, 12.6, 12.7, 13.1-13.4 (if applicable to such termination),13.5, and Articles 14 and 15 shall survive expiration or termination of this Agreement.
ARTICLE XIII
INDEMNIFICATION
     13.1 Ipsen and GTx. Ipsen and GTx shall each indemnify, defend and hold harmless the other Party and their officers, directors, agents, employees and Affiliates against and from any and all Third Party actions, proceedings, claims, suits, judgments, expenses (including reasonable attorney fees), losses, liabilities and damages (collectively, “Indemnification Claims” or “Claims”) which the other Party may incur or suffer to the extent such arise out of or are based upon (a) the material breach by such Party in the performance of any obligation of a Party in this Agreement or of any warranty, representation, or agreement made by such Party in this Agreement, (b) the intentional misconduct of such Party, its Affiliates, or their respective officers, directors or employees (each an “Actionable Party”), or (c) the negligent acts or

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omissions of an Actionable Party, but only to the extent such negligent acts or omissions materially contributed to the Claims.
     13.2 Ipsen. Ipsen further agrees to defend, indemnify and hold harmless GTx, its officers, directors, agents, employees and Affiliates (“GTx Indemnitees”), from and against any Claims relating to personal injuries (including death) or product liability or other loss or damage by Third Parties resulting from or relating to the packaging, labeling, sale, use, storage, transportation, distribution or handling of Licensed Product in the European Territory; provided, however, that Ipsen shall not be required to defend, indemnify, or hold harmless GTx Indemnitees from any such Claims to the extent they result from GTx’s, its officers’, directors’, employees’ or Affiliates’ gross negligence or willful misconduct, GTx’s sales of Licensed Product in the GTx Territory or material breach of this Agreement.
     13.3 GTx. GTx further agrees to defend, indemnify and hold harmless Ipsen, its officers, directors, agents, employees and Affiliates (“Ipsen Indemnitees”), from and against any Claims relating to personal injuries (including death) or product liability or other loss or damage by Third Parties resulting from or relating to packaging, labeling, sale, use, storage, transportation, distribution or handling of Licensed Product in the GTx Territory, provided, however, GTx shall not be required to defend, indemnify of hold harmless Ipsen Indemnitees from any such Claims to the extent they result from Ipsen’s, it officers’, directors’, employees’ or Affiliates’ gross negligence or willful misconduct, Ipsen’s sales of Licensed Product in the European Territory or material breach of this Agreement.
     13.4 Procedure. The Party seeking indemnification (the “Indemnified Party”) shall inform the other Party promptly of any such Claim which is brought against it and shall, to the extent such Claim is brought by a Third Party, at the other Party’s request, cooperate fully with the other Party in defending such Claim. The Indemnified Party, at its expense, shall have the right to advise and consult on and participate in any related suit or proceeding, subject to the ultimate control of the Indemnifying Party. The other Party (“Indemnifying Party”) shall have full control over the suit or proceedings, including the right to settle, through counsel of its choice who is reasonably acceptable to the Indemnified Party; provided, however, the Indemnifying Party will not, absent the consent of the Indemnified Party (which consent will not be unreasonably withheld), consent to the entry of any judgment or enter into any settlement that (a) provides for any relief other than the payment of monetary damages for which the Indemnifying Party shall be solely liable and (b) where the claimant or plaintiff does not release the Indemnified Party from all liability in respect thereof. If the Indemnifying Party declines to accept control of the defense of such claim or action, the Indemnified Party may retain counsel at the expense of the Indemnifying Party and control the defense of the claim or action, provided that the claim or action may not be settled by the Indemnified Party without the approval of the Indemnifying Party, which approval shall not be unreasonably withheld or delayed. Any payment made by the Indemnifying Party to settle any claim or action hereunder shall be at its own cost and expense.
     13.5 Insurance.

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          (a) Each Party agrees during the term of the Agreement and for a period of at least three (3) years thereafter to maintain commercial general liability insurance covering each Party’s activities contemplated in this Agreement on a claims made form having limits of not less than and [ * ] per occurrence. All insurance companies must be rated A or better in the most recent AM Best Rating Guide. Each party, upon request, agrees to provide the other Party with a certificate of insurance evidencing its retention of such insurance coverage and any updates thereto.
          (b) Each Party shall ensure that their subcontractors, if any, are properly insured against the risks related to their own activities, for damages of any kind, caused to the other Party or to Third Party, for an amount proportionate to the activities carried out by such subcontractors hereunder. The insurance must be subscribed with a financially sound company of international repute.
ARTICLE XIV
DISPUTE RESOLUTION
     14.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement that relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this if and when a dispute arises under this Agreement.
     14.2 Disputes Referred First to Executive Officers. Unless otherwise specifically recited in this Agreement, disputes between the Parties shall be referred to the Parties’ respective Executive Officers or their successors, for attempted resolution by negotiations within fourteen (14) calendar days after such issue is submitted for resolution to such officers.
     14.3 Resolution of Dispute by Alternate Means. In the event the designated Executive Officers are not able to resolve such dispute, such dispute shall be resolved through binding arbitration, which arbitration may be initiated by either Party at any time after the conclusion of such period, on the following basis:
               (a) The place of arbitration shall be [ * ].
               (b) The arbitration shall be made in accordance with the [ * ].
               (c) The governing law shall be [ * ] .
               (d) Judgment upon the award rendered by such arbitrator shall be binding on the Parties and may be entered by any court or forum having jurisdiction.
               (e) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Further, either Party also may, without waiving any remedy under this Agreement, seek from any

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court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of such Party pending the arbitration award.
               (f) [ * ].
               (g) Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ and any administrative fees of arbitration.
               (h) Except to the extent necessary to confirm an award or as may be required by law, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties.
               (i) In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable statute of limitations.
     14.4 Patent and Trademark Dispute Resolution. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any patent rights covering the manufacture, use or sale of any Licensed Product or of any trademark rights relating to any Licensed Product shall be submitted to a court of competent jurisdiction in the territory in which such Patent or trademark rights were granted or arose.
     14.5 Injunctive Relief. Nothing herein may prevent either Party from seeking preliminary injunction or temporary restraint order in order to prevent any Confidential Information is disclosed without appropriate authorization under this Agreement.
ARTICLE XV
MISCELLANEOUS
     15.1 Assignment.
          (a) Affiliates. Either Party may assign any of its rights or obligations under this Agreement in any country to its Affiliates and may delegate its obligations under this Agreement in any country to its Affiliates; provided, however, that such assignment or delegation shall not relieve the assigning Party of its responsibilities for performance of its obligations under this Agreement.
          (b) Non-Affiliates. Except as provided in subsection (b)(ii) below, neither Party shall assign its rights or obligations under this Agreement to a non-Affiliate without the prior written consent of the other Party, except in connection with a merger or similar reorganization or the sale of all or substantially all of its assets. This Agreement shall survive any such merger or reorganization of either Party with or into, or such sale of assets to, another party and no consent for such merger, reorganization or sale shall be needed; provided, that in the event of such merger, reorganization or sale, no intellectual property rights of the acquiring corporation shall be included in the technology licensed hereunder.

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

56.

          (c) Party’s Right to Assign Rights to Receive Payment. Either Party may assign its rights to receive payments hereunder to a Third Party or grant a security interest in its rights to receive payments hereunder.
          (d) Benefit to Successors. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Any assignment not in accordance with this Agreement shall be void.
     15.2 Retained Rights. Nothing in this Agreement shall limit in any respect the right of either Party to conduct research and development and to market products using such Party’s technology other than as herein expressly provided.
     15.3 Consents Not Unreasonably Withheld or Delayed. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, and whenever in this Agreement provision is made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised, even when not so expressly stated.
     15.4 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure and has given the other Party prompt notice describing such event, the effect thereof and the actions being taken to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.
     15.5 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     15.6 No Trademark Rights. Except as otherwise provided herein, no right, express or implied, is granted by the Agreement to use in any manner any name or any trade name or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.
     15.7 Notices. All notices hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof).

If to GTx:	[ * ]
With a copy to:	[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

57.

If to Ipsen:	[ * ]
With a copy to:	[ * ]
     15.8 Waiver. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or any other of such Party’s rights or remedies provided in this Agreement.
     15.9 Severability. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstances shall, to any extent or in any country, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.
     15.10 Ambiguities. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
     15.11 Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of New York, as applied to contracts entered into and performed entirely in New York by New York residents.
     15.12 Headings. The Sections and paragraph headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections or paragraphs.
     15.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     15.14 Entire Agreement; Amendments. This Agreement, including all Exhibits attached hereto, and all documents delivered concurrently herewith, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties. This Agreement, including without limitation the exhibits, schedules and attachments hereto, are intended to define the full extent of the legally enforceable undertakings of the Parties

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

58.

hereto, and no promise or representation, written or oral, which is not set forth explicitly is intended by either party to be legally binding. Both Parties acknowledge that in deciding to enter into the Agreement and to consummate the transaction contemplated thereby neither Party has relied upon any statement or representations, written or oral, other than those explicitly set forth herein.
     15.15 Independent Contractors. The status of the Parties under this Agreement shall be that of independent contractors. Neither Party shall have the right to enter into any agreements on behalf of the other Party, nor shall it represent to any person that it has any such right or authority. Nothing in this Agreement shall be construed as establishing a partnership or joint venture relationship between the Parties.
     15.16 Currency Exchange. Except as set forth in Section 3.12 of this Agreement, all payments to be made by Ipsen to GTx shall be made in Euros, to a GTx bank account able to receive Euros.
     IN WITNESS WHEREOF, GTx and Ipsen have caused this Agreement to be executed as of the Effective Date first written above by their respective officers thereunto duly authorized.

GTx, Inc.

Signed By:	/s/ Mitchell S. Steiner

Title:	CEO and Vice Chairman

IPSEN Ltd

Signed By:	/s/ Alistair Stokes

Title:	Director and Chief Executive Officer

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

59.

EXHIBITS PROVIDED SEPARATELY

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

60.

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-i-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-ii-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-iii-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-iv-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-v-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-vi-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-vii-

(continued)

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

-viii-

EXHIBIT A
Patents & Patent Applications Controlled by GTx, Inc.
in the European Territory which cover the Licensed Products
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B
European Community Trademark Registration
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D
Example Calculation to Clarify Section 3.4
1.	[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E
ADT DEVELOPMENT PLAN
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (Continued)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (Continued)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E (cont.)
[ * ]

[ * ]	= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

188